UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Elfun Diversified Fund

Elfun Government Money Market Fund

Elfun Income Fund

Elfun International Equity Fund

Elfun Tax-Exempt Income Fund

Elfun Trusts

SSGA Funds

State Street Institutional Investment Trust

State Street Master Funds

State Street Navigator Securities Lending Trust

State Street Institutional Funds

State Street Variable Insurance Series Funds, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ELFUN DIVERSIFIED FUND

ELFUN GOVERNMENT MONEY MARKET FUND

ELFUN INCOME FUND

ELFUN INTERNATIONAL EQUITY FUND

ELFUN TAX-EXEMPT INCOME FUND

ELFUN TRUSTS

SSGA FUNDS

STATE STREET INSTITUTIONAL INVESTMENT TRUST

STATE STREET MASTER FUNDS

STATE STREET NAVIGATOR SECURITIES LENDING TRUST

STATE STREET INSTITUTIONAL FUNDS

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

One Iron Street

Boston, Massachusetts 02210

1-800-997-7327

October 16, 2024

Dear Shareholder or Contract Owner,

You are cordially invited to attend a combined special meeting (“Special Meeting”) of the shareholders of Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Tax-Exempt Income Fund, Elfun Trusts, SSGA Funds, State Street Institutional Investment Trust, State Street Master Funds, State Street Navigator Securities Lending Trust, State Street Variable Insurance Series Funds, Inc. (the “Company”), and State Street Institutional Funds (each, a “Trust” and collectively with the Company, the “Trusts”), to be held at 1 p.m., local time, on December 6, 2024 at the offices of SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), One Iron Street, Boston, Massachusetts 02210. This Proxy Statement and the accompanying form of proxy are first being sent or given to shareholders on or about October 21, 2024.

Each of Michael Jessee and John R. Costantino, current independent trustees or directors, as applicable, of each Trust, are scheduled to retire from the Board (as defined below) effective December 31, 2024, in accordance with the Trusts’ retirement policy. As part of each Trust’s Board’s planning efforts to ensure continuity in the oversight of the Trust, the Board has nominated incumbent independent trustees Patrick J. Riley, Donna M. Rapaccioli, Margaret K. McLaughlin, George M. Pereira, and Mark E. Swanson and has also nominated a new interested trustee/director candidate, Jeanne LaPorta (each a “Nominee” and, collectively, the “Nominees”), for election by shareholders of the Trusts. The Board currently consists of seven (7) trustees and, if the Proposal is approved for each Trust, the Board will consist of six (6) trustees effective upon the retirements of Messrs. Jessee and Costantino. The Board of Trustees of your Trust(s) unanimously recommends for each Trust it oversees that you vote “FOR” each of the Nominees included in the applicable Proposal.

If you are a contract owner of a variable annuity contract or variable life insurance contract investing in shares of one or more of the constituent funds of the Company, please be aware that your insurance company holds these shares on your behalf. Although you are not a shareholder of these funds, you have the right to instruct your insurance company on how to vote fund shares corresponding to your investment through your variable contract.

Shareholders may also be asked to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

All shareholders are invited to attend the Special Meeting in person. Cast your vote via the internet or telephone by following the instructions on your Notice/Proxy Card. Details regarding the matters to be acted upon at this

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Special Meeting are described in the Proxy Statement. Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments or postponements, please read the Proxy Statement and cast your vote via the Internet or telephone by following the instructions on your Notice/Proxy Card. Your prompt vote via Internet, telephone or execution and return of the enclosed proxy card is requested.

If you attend the Special Meeting, you may vote in person even if you have previously returned your proxy ballot or have voted via the Internet or by telephone. Please review the instructions for each voting option described in the Proxy Statement. Your prompt cooperation will be greatly appreciated.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Ann M. Carpenter

President, Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Tax-Exempt Income Fund, Elfun Trusts, SSGA Funds, State Street Institutional Investment Trust, State Street Master Funds, State Street Navigator Securities Lending Trust, State Street Institutional Funds, and State Street Variable Insurance Series Funds, Inc.

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Important Information to Help You Understand and Provide Voting Instructions on the Proposals

The following Q&A is provided to assist you in understanding the proposals. The proposals are described in greater detail in the enclosed proxy statement. Please read the full text of the proxy statement. Your voting instructions are important.

Why am I receiving this proxy statement?

You are receiving these proxy materials — which include the proxy statement and Notice/proxy card — because you have the right to vote (or instruct your insurance company on how to vote) on an important proposal concerning one or more of Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Tax-Exempt Income Fund, Elfun Trusts, SSGA Funds, State Street Institutional Investment Trust, State Street Master Funds, State Street Navigator Securities Lending Trust, State Street Institutional Funds, and State Street Variable Insurance Series Funds, Inc. (each, a “Trust” or collectively, the “Trusts”).

Throughout this proxy statement, unless the proxy statement or context indicates otherwise, the terms “Trust” or “Trusts” include Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Tax-Exempt Income Fund, Elfun Trusts, SSGA Funds, State Street Institutional Investment Trust, State Street Master Funds, State Street Navigator Securities Lending Trust, and State Street Institutional Funds, and also include State Street Variable Insurance Series Funds, Inc., which is sometimes referred to as the “Company”; the terms “Fund” or “Funds” include the constituent funds or series of each Trust; the terms “Board” or “Board of Trustees” include the Board of Trustees of each of the Trusts; and the terms “Trustee” or “Trustees” include the trustees, or directors, as applicable, of each of the Trusts.

What proposal am I being asked to vote on?

Depending on the Trusts in which you have an interest, you may be asked to provide voting instructions on the following proposals for one or more Trusts:

1.

To elect the following six (6) Nominees as Trustees of Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Tax-Exempt Income Fund, Elfun Trusts, SSGA Funds, State Street Institutional Investment Trust, State Street Master Funds, State Street Navigator Securities Lending Trust, State Street Institutional Funds, and State Street Variable Insurance Series Funds, Inc.: Patrick J. Riley, Donna M. Rapaccioli, Margaret K. McLaughlin, George M. Pereira, Mark E. Swanson, and Jeanne LaPorta.

2.

To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

How does the Board recommend that I vote?

The Board of each of the Trusts unanimously recommends that shareholders vote FOR the election of all Nominees.

Each Board of Trustees and the management of the Trusts believe that the Proposal is in the best interests of each of the Trusts as applicable.

How would approval of each proposal affect the composition of each of the Trust’s Boards?

After the Special Meeting and the other Board membership changes described below that are scheduled to occur in connection with the Special Meeting, each Board would consist of six Trustees effective December 31, 2024.

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Two of the Nominees—Ms. Rapaccioli and Mr. Riley—currently serve on these Boards after their election by the shareholders in past years and would continue to serve as Trustees after their election by shareholders. Three of the Nominees—Ms. McLaughlin and Messrs. Pereira and Swanson—currently serve on these Boards by appointment of the Trustees in between shareholder meetings and would continue to serve as Trustees after their election by shareholders. One of the Nominees—Ms. LaPorta—would be added to each Board as an interested Trustee. In connection with the election of the six Nominees, two current Trustees of the Trusts—Michael Jessee and John R. Costantino—are scheduled to retire on December 31, 2024.

Why did you send me this booklet?

This booklet includes a proxy statement (“Proxy Statement”). It provides you with information you should review before providing voting instructions on the matters listed above and in the Notice of Special Meeting. The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.

Who is asking for my vote?

The Board of Trustees (“Board” or “Board of Trustees”) of each Trust has sent a Proxy Statement to you and all other shareholders of record who have a beneficial interest in the Funds as of the close of business on October 7, 2024 (“Record Date”). The Board is soliciting your vote for a Special Meeting of shareholders of the Trusts.

Who is eligible to vote?

Shareholders holding an investment in shares of any of the Funds as of the close of business on the Record Date are eligible to vote. Each share of each class of the Funds is entitled to one vote and fractional shares are counted as a fractional vote.

If you are a contract owner of a variable annuity contract or a variable life insurance contract investing in shares of one or more of the constituent funds of State Street Variable Insurance Series Funds, Inc., please be aware that your insurance company holds these shares on your behalf. Although you are not a shareholder of these Funds, you have the right to instruct your insurance company on how to vote Fund shares corresponding to your investment through your variable contract. The insurance company shareholders of State Street Variable Insurance Series Funds, Inc. hereby solicit instructions for voting shares of the Funds attributable to their separate accounts from owners of variable contracts having contract values allocated to such separate accounts invested in such shares as of the Record Date and agree to vote such shares at the Special Meeting in accordance with such instructions received in a timely manner.

How do I vote?

Shareholders can vote (or, in the case of contract owners, you can provide voting instructions to your insurance company) via Internet voting, through telephone touch-tone voting, by signing and returning a Proxy Ballot, or by attending the Special Meeting in person and voting. To vote (or provide voting instructions) by telephone or Internet, follow the voting instructions as outlined on the Notice of Internet Availability of Proxy Materials. These options require shareholders to input a control number, which is located on your Notice of Internet Availability of Proxy Materials. After entering this number, shareholders will be prompted to provide their voting instructions on the Proposal. Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or Internet, the shareholder may request a Proxy Ballot by mail and submit it by mail or attend the Special Meeting in person. Joint owners must each sign the Proxy Ballot.

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What vote is required?

Shareholders of each Trust, including each Fund and class thereof, will vote collectively as a single class on the election of each Nominee. With respect to each Trust, the election of each Nominee must be approved by the affirmative vote of a plurality of the shares voting at the Special Meeting at which a quorum is present. Shareholders who vote “FOR” a Proposal will vote FOR all Nominees. THOSE SHAREHOLDERS WHO WISH TO WITHHOLD THEIR VOTE ON ANY SPECIFIC NOMINEE(S) MAY DO SO WHEN VOTING ON THE INTERNET OR VIA TELEPHONE OR ON THE PROXY BALLOT.

How do I provide voting instructions?

By telephone: Call the toll-free number printed on your Notice/proxy card(s) and follow the recorded instructions.

On-line: Visit www.proxyvote.com and follow the on-line instructions.

By mail: Complete and sign the enclosed proxy card(s) and mail it (them) in the enclosed postage-paid return envelope.

When and where will the Special Meeting be held?

The Special Meeting is scheduled for 1 p.m., local time on December 6, 2024 at the offices of the Adviser, One Iron Street, Boston, Massachusetts 02210, and, if the Special Meeting is adjourned or postponed, any adjournment(s) or postponement(s) of the Special Meeting will also be held at the above location. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at 1-800-997-7327.

How can I obtain more information about the Trusts?

Should you have any questions about the Trusts, please do not hesitate to contact Shareholder Services toll free at the following telephone numbers: (i) 1-800-242-0134 with respect to Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Tax-Exempt Income Fund, Elfun Trusts, State Street Institutional Funds, State Street Variable Insurance Series Funds, Inc., and the State Street Income Fund and State Street U.S. Core Equity Fund (each, a series of the State Street Institutional Investment Trust); (ii) 1-800-647-7327 with respect to SSGA Funds and all series of the State Street Institutional Investment Trust other than State Street Income Fund and State Street U.S. Core Equity Fund; and (iii) 1-877-521-4083 with respect to the State Street Navigator Securities Lending Trust. The prospectuses, statement of additional information and other information regarding the Funds are available on the Internet at http://www.ssga.com.

Important notice regarding availability of proxy materials for the Special Meeting to be held on December 6, 2024.

The Proxy Statement is available on the Internet at www.proxyvote.com. Additional information about each Fund is available in its Prospectus, Statement of Additional Information, Semi-Annual Report, and Annual Report to shareholders. This Proxy Statement should be read in conjunction with the Annual and unaudited Semi-Annual Reports. You can obtain copies of the Prospectus, Statement of Additional Information, Annual and unaudited Semi-Annual Reports of each Fund upon request, without charge, by writing to the applicable Trust at One Iron Street, Boston, Massachusetts 02210, by calling 1-800-997-7327, or by visiting http://www.ssga.com.

Will a majority of the Trustees be independent of SSGA FM?

Yes, if all of the Nominees are elected, the majority of the Trustees of each Trust will not be “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trusts, the Funds or SSGA FM.

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

ELFUN DIVERSIFIED FUND

ELFUN GOVERNMENT MONEY MARKET FUND

ELFUN INCOME FUND

ELFUN INTERNATIONAL EQUITY FUND

ELFUN TAX-EXEMPT INCOME FUND

ELFUN TRUSTS

SSGA FUNDS

STATE STREET INSTITUTIONAL INVESTMENT TRUST

STATE STREET MASTER FUNDS

STATE STREET NAVIGATOR SECURITIES LENDING TRUST

STATE STREET INSTITUTIONAL FUNDS

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

One Iron Street

Boston, Massachusetts 02210

1-800-997-7327

Scheduled for December 6, 2024

To the Shareholders or Contract Owners:

NOTICE IS HEREBY GIVEN of a combined special meeting (the “Special Meeting”) of the shareholders of Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Tax-Exempt Income Fund, Elfun Trusts, SSGA Funds, State Street Institutional Investment Trust, State Street Master Funds, State Street Navigator Securities Lending Trust, State Street Institutional Funds, and State Street Variable Insurance Series Funds, Inc.

The Special Meeting will be held at 1 p.m., local time, on December 6, 2024 at the offices of SSGA FM, One Iron Street, Boston, Massachusetts 02210.

With respect to the applicable Trusts, as described in the Proxy Statement, the Special Meeting has been called to vote on the following proposals (each a “Proposal” and together the “Proposals”):

1.

To elect the following six (6) Nominees as Trustees of Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Tax-Exempt Income Fund, Elfun Trusts, SSGA Funds, State Street Institutional Investment Trust, State Street Master Funds, State Street Navigator Securities Lending Trust, State Street Institutional Funds, and State Street Variable Insurance Series Funds, Inc.: Patrick J. Riley, Donna M. Rapaccioli, Margaret K. McLaughlin, George M. Pereira, Mark E. Swanson, and Jeanne LaPorta. (To be voted upon separately by each such Trust.)

2.	To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Each Board unanimously recommends that you vote “FOR” each Proposal that applies to the Trust it oversees.

Shareholders and contract owners of record as of the close of business on October 7, 2024 are entitled to notice of, and to vote or provide voting instructions at, the Special Meeting, and are also entitled to vote, or provide voting instructions, at any adjournments or postponements thereof.

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If you are a contract owner of a variable annuity contract or a variable life insurance contract investing in shares of one or more of the constituent funds of State Street Variable Insurance Series Funds, Inc., please be aware that your insurance company holds these shares on your behalf. Although you are not a shareholder of these Funds, you have the right to instruct your insurance company on how to vote Fund shares corresponding to your investment through your variable contract. The insurance company shareholders of State Street Variable Insurance Series Funds, Inc. hereby solicit instructions for voting shares of the Funds attributable to their separate accounts from owners of variable contracts having contract values allocated to such separate accounts invested in such shares as of the Record Date and agree to vote such shares at the Special Meeting in accordance with such instructions received in a timely manner.

Please read the Proxy Statement carefully for information concerning the Proposals to be placed before the Special Meeting. Regardless of whether you plan to attend the Special Meeting, we urge you to vote via the Internet at www.proxyvote.com or by telephone by following the instructions in the Proxy Statement and which instructions are also provided on that website, or by signing, voting and returning your proxy ballot(s) in the postage paid envelope so that a quorum will be present and a maximum number of shares may be voted. For specific instructions on how to vote your shares, please review the instructions for each of these voting options as detailed in the Proxy Statement. If you attend the Special Meeting, you may vote in person even if you have previously returned your proxy ballot or have voted via the Internet or by telephone. Proxies may be revoked at any time before they are exercised by submitting a revised proxy, by giving written notice of revocation to the Trust or by voting in person at the Special Meeting.

By Order of the Boards of Trustees,

Ann M. Carpenter

President, Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Tax-Exempt Income Fund, Elfun Trusts, SSGA Funds, State Street Institutional Investment Trust, State Street Master Funds, State Street Navigator Securities Lending Trust, State Street Institutional Funds, and State Street Variable Insurance Series Funds, Inc.

October 16, 2024

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PROXY STATEMENT

October 16, 2024

ELFUN DIVERSIFIED FUND

ELFUN GOVERNMENT MONEY MARKET FUND

ELFUN INCOME FUND

ELFUN INTERNATIONAL EQUITY FUND

ELFUN TAX-EXEMPT INCOME FUND

ELFUN TRUSTS

SSGA FUNDS

STATE STREET INSTITUTIONAL INVESTMENT TRUST

STATE STREET MASTER FUNDS

STATE STREET NAVIGATOR SECURITIES LENDING TRUST

STATE STREET INSTITUTIONAL FUNDS

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

One Iron Street

Boston, Massachusetts 02210

1-800-997-7327

Special Meeting of Shareholders

Scheduled for

December 6, 2024

INTRODUCTION

This Proxy Statement and the accompanying form of proxy are first being sent or given to shareholders on or about October 21, 2024.

PROPOSAL 1

ELECT TRUSTEES FOR ALL TRUSTS

This Proposal applies to the following Trusts:

1.	Elfun Diversified Fund;

2.	Elfun Government Money Market Fund;

3.	Elfun Income Fund;

4.	Elfun International Equity Fund;

5.	Elfun Tax-Exempt Income Fund;

6.	Elfun Trusts;

7.	SSGA Funds;

8.	State Street Institutional Investment Trust;

9.	State Street Master Funds;

10.	State Street Navigator Securities Lending Trust;

11.	State Street Institutional Funds; and

12.	State Street Variable Insurance Series Funds, Inc.

We are asking shareholders of each Trust to elect six (6) Nominees as members of the Board of Trustees of that Trust, which Nominees, if elected, would serve on the Board of each Trust. In connection with the election of the Nominees, two current Trustees of the Trusts—Michael Jessee and John R. Costantino—are scheduled to retire.

Who are the Nominees to the Board?

The Board of Trustees of each Trust has nominated six (6) Nominees for election as Trustees of each Trust.

Five of the Nominees, Patrick J. Riley, Donna M. Rapaccioli, Margaret K. McLaughlin, George M. Pereira, and Mark E. Swanson, are independent, meaning that each is not an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of any Trust (each such individual is commonly referred to as an “Independent Trustee” and, collectively, as “Independent Trustees”). Each of these five Nominees currently serves on the Board of each Trust. One of the Nominees, Jeanna LaPorta, is an “interested person,” as defined in the 1940 Act (“Interested Trustee”) of the Trusts and does not currently serve on any of the Boards.

If the Proposal is approved with respect to each Nominee, each Board would consist of six (6) Trustees upon the scheduled retirement of Messrs. Jessee and Costantino effective December 31, 2024. Two of the Nominees—Ms. Rapaccioli and Mr. Riley—currently serve on these Boards after their election by the shareholders in past years and would continue to serve as Trustees after their election by shareholders (and variable contract holders). Three of the Nominees—Ms. McLaughlin and Messrs. Pereira and Swanson—currently serve on these Boards by appointment of the Trustees in between shareholder meetings and would continue to serve as Trustees after their election by shareholders (and variable contract holders). One of the Nominees—Ms. LaPorta—does not currently serve on any of these Boards and would serve as Trustee after her election by shareholders and upon the scheduled retirement of Messrs. Jessee and Costantino effective December 31, 2024.

Each Nominee has consented to serve as a Trustee and to being named in this Proxy Statement. If elected, each Nominee will serve as a Trustee for the lifetime of the applicable Trust or until his or her death, resignation, retirement or removal. If a Trustee sooner dies, resigns or retires, each Board may, in its discretion and subject to the 1940 Act, select another person to fill the vacant position.

Prior to taking action to nominate each of the Nominees, the Nominating Sub-Committee of the Governance Committee (the “Nominating Committee”) of each Board reviewed the qualifications, experience and background of each of the Nominees. Some of the factors considered by the Nominating Committee included the following, among others: (1) the Nominee’s knowledge in matters relating to the mutual fund industry; (2) any experience possessed by the Nominee as a director or senior officer of other companies; (3) the Nominee’s educational background, reputation for high ethical standards, and professional integrity; (4) any specific financial, technical, or other expertise possessed by the Nominee and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies, and qualifications; (5) the Nominee’s perceived ability to contribute to the ongoing functions of the Board, including the Nominee’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; and (6) if applicable, the Nominee’s ability to qualify as an independent trustee for purposes of the 1940 Act.

Based upon this review, each Nominating Committee determined that nominating Mses. McLaughlin, Rapaccioli, and LaPorta and Messrs. Pereira, Riley, and Swanson would be in the best interests of the shareholders of each Trust. Each Board believes that these Nominees are well suited for service on that Board due to their knowledge of the financial services sector, and their substantial experience in serving as directors or trustees, officers or advisers of public companies and business organizations, including other investment companies.

Based upon this review, at a meeting of the Boards held on August 7, 2024, after discussion and further consideration of the matter, each Board voted to nominate each of the Nominees for election by shareholders.

What are the qualifications of the Nominees?

Set forth below are the names, ages, business experience during the past five years and other directorships of each of the Nominees and other information relating to the professional experiences, attributes and skills relevant to each Nominee’s qualifications to serve as a Trustee. The Nominees have varied experiences, attributes and skills that may be utilized in overseeing the activities of the Trusts, reviewing contractual arrangements with companies that provide services to the Trusts, and reviewing fund performance. Among the attributes or skills common to all Nominees are their ability to (i) review critically, evaluate, question and discuss information provided to them, (ii) interact effectively with the other Trustees, the Adviser, other service providers, counsel and the independent registered public accounting firm, and (iii) exercise effective and independent business judgment in the performance of their duties as Trustees. Each Nominee’s ability to perform his or her duties effectively has been attained through the Nominee’s business, consulting, public service and/or academic positions and through experience from service as a member of a Board, other investment companies and public companies, or non-profit entities or other organizations as set forth below. Each Nominee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

Following is a summary of the experience, attributes and skills that may be seen to qualify each Nominee to serve on the Board:

Patrick J. Riley: Mr. Riley is an experienced business executive with over 46 years of experience in the legal and financial services industries; his experience includes service as a trustee or director of various investment companies and Associate Justice of the Superior Court of the Commonwealth of Massachusetts. He has served on the Board of Trustees and related committees of the Trusts for 34 years and possesses significant experience regarding the operations and history of the Trusts. Mr. Riley serves as Chairperson of each Trust’s Board.

Margaret K. McLaughlin: Ms. McLaughlin has over 26 years of experience she has gained in a variety of roles encompassing regulatory, operating, legal, and compliance functions, serving both firms and their boards. Ms. McLaughlin formerly served as a founding member of the executive management team for Kramer Van Kirk Credit Strategies L.P. and its technology affiliate, Mariana Systems LLC, where she was integrally involved in corporate strategy, operational oversight, risk management and board governance. Prior to Kramer Van Kirk, Ms. McLaughlin was Assistant General Counsel to Harris Associates L.P., where she was responsible for legal, regulatory and compliance activities related to the Oakmark Mutual Funds. Ms. McLaughlin has an extensive understanding and perspective on governance, oversight, regulation, policies and procedures from these positions as well as her prior experience with both the Securities and Exchange Commission and the Department of Justice. Ms. McLaughlin currently serves on the Governing Council of the Independent Directors Council. Most recently, Ms. McLaughlin has held consulting positions at major private equity and management consulting firms. Ms. McLaughlin serves as a Trustee of each Trust.

George M. Pereira: Mr. Pereira has over 31 years of experience in executive management with financial institutions, including extensive experience relating to financial reporting, operations, cybersecurity oversight, and enterprise risk management. Mr. Pereira recently retired from Charles Schwab Investment Management Inc., having served as Chief Operating Officer and Chief Financial Officer during his tenure. Previously, Mr. Pereira also served as Head of Financial Reporting for Charles Schwab & Co., Inc. Earlier in his career, Mr. Pereira gained valuable regulatory experience and perspective while serving as managing director at the New York Stock Exchange. With this professional experience, Mr. Pereira has developed wide-ranging expertise in building and managing financial, operational, technology and risk control platforms for growth and scale within the financial services industry. Additionally, Mr. Pereira is a member of the Latino Corporate Directors Association. Mr. Pereira serves as a Trustee of each Trust.

Donna M. Rapaccioli: Ms. Rapaccioli has over 34 years of service as a full-time member of the business faculty at Fordham University, where she developed and taught undergraduate and graduate courses, including International Accounting and Financial Statement Analysis, and has taught at the executive MBA level. Ms. Rapaccioli is dean emerita after serving as Dean of the Gabelli School of Business for 15 years. She has served on Association to Advance Collegiate Schools of Business accreditation team visits, as a director for the graduate management admissions council, as well as trustee at Emmanuel College. Ms. Rapaccioli has lectured on accounting and finance topics and consulted for numerous investment banks. Ms. Rapaccioli also serves as a Trustee of the Trusts.

Mark E. Swanson: Mr. Swanson has over 26 years of experience in executive management with financial services institutions, including extensive experience relating to, fund operations, financial reporting, fund accounting, and fund services. Mr. Swanson recently retired from Russell Investments, having served most recently as the Global Head of Fund Services. Additionally, Mr. Swanson served as Treasurer, Chief Accounting Officer and Chief Financial Officer of Russell Investment Company (“RIC”) and Russell Investment Funds (“RIF”). Previously, Mr. Swanson served as Global Head of Fund Operations for Russell, as well as serving in different directorships with RIC, RIF and other Russell entities. Mr. Swanson serves as a Trustee of each Trust.

Jeanne LaPorta: Ms. La Porta is a Senior Managing Director of State Street Global Advisors and head of Global Funds Management. Prior to joining SSGA, she was the Chief Administrative Officer of a Fintech startup and served as a director of their flagship hedge fund. Jeanne previously worked at State Street Global Advisors from 2016 to 2021 as a Senior Managing Director and at GE Asset Management (GEAM) from 1997 to July 2016 where she held various positions at GEAM, including Senior Vice President and Commercial Operations Leader, Senior Vice President and Commercial Administrative Officer, Senior Vice President and Deputy General Counsel and Vice President and Associate General Counsel.

References to the experience, attributes and skills of Nominees above are pursuant to the requirements of the SEC, do not constitute holding out of the Board or any Nominee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Assuming all of the Nominees are elected, the Board would consist of the following six (6) individuals following the Special Meeting and scheduled Trustee retirements and resignation:

Name, Address and Age	Position(s) Held with the Trusts and Length of Time Served (1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
PATRICK J. RILEY c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB:1948	Trustee (1988 – present for SSGA Funds; 2014 – present for State Street Institutional Investment Trust, State Street Master Funds, and State Street Navigator Securities Lending Trust; 2016 – present for Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Tax-Exempt Income Fund, Elfun Trusts; 2019 – present for State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc.) and Chairperson of the Board – and Nominee	Associate Justice of the Superior Court, Commonwealth of Massachusetts (2002 – May 2010); Partner, Riley, Burke & Donahue, L.L.P. (law firm) (1985 – 2002); Independent Director, State Street Global Advisors Europe Limited (investment company) (1998 – 2023); Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc) (1998 – 2023); Independent Director, SSGA Fixed Income plc (January 2009 – 2023); and Independent Director, SSGA Qualified Funds plc (January 2009 – 2019).	58	Board Director and Chairman, SSGA SPDR ETFs Europe I plc (2011 – March 2023); Board Director and Chairman, SSGA SPDR ETFs Europe II plc (2013 – March 2023); Board Director, State Street Liquidity plc
				(1998 – March 2023).

MARGARET K. MCLAUGHLIN c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1967	Trustee (2022 - present), Vice-Chairperson of the Audit Committee and Vice-Chairperson of the Qualified	Consultant, Bates Group (consultants) (September 2020 – January 2023); Consultant, Madison Dearborn Partners	58	Director, Manning & Napier Fund, Inc. (2021 – 2022).

Name, Address and Age	Position(s) Held with the Trusts and Length of Time Served (1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
	Legal Compliance Committee – and Nominee	(private equity) (2019 – 2020); General Counsel/CCO, Kramer Van Kirk Credit Strategies L.P./Mariana Systems LLC (Investment Adviser/SaaS Technology) (2011 – 2019).

GEORGE M. PEREIRA c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1964	Trustee (2022 - present), Chairperson of the Nominating Committee and Chairperson of the Governance Committee – and Nominee	Chief Operating Officer (January 2011 – September 2020) and Chief Financial Officer (November 2004 – September 2020), Charles Schwab Investment Management.	58

Director, Pave Finance Inc. (May 2023 – present); Director, Pacific Premier Bancorp,

Pacific Premier Bank (2021 – present); Director, Charles Schwab Asset Management (Ireland) Ltd., & Charles Schwab

Worldwide Funds plc. (2005 – 2020).

DONNA M. RAPACCIOLI c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1962	Trustee (2012 – present for State Street Variable Insurance Series Funds, Inc.; 2016 – present for State Street Institutional Funds; 2018 – present for Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Tax-Exempt	Dean of the Gabelli School of Business (2007 – June 2022) and Accounting Professor (1987 – present) at Fordham University.	58	Director—Graduate Management Admissions Council (2015 – 2022); Trustee of Emmanuel College (2010 – 2019).

Name, Address and Age	Position(s) Held with the Trusts and Length of Time Served (1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
	Income Fund, Elfun Trusts, SSGA Funds, State Street Institutional Investment Trust, State Street Master Funds, State Street Navigator Securities Lending Trust), Chairperson of the Audit Committee, Vice-Chairperson of the Nominating Committee and Vice-Chairperson of the Governance Committee – and Nominee

MARK E. SWANSON c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1963	Trustee (2023 – present) and Vice-Chairperson of the Valuation Committee – and Nominee	Treasurer, Chief Accounting Officer and Chief Financial Officer, Russell Investment Funds (“RIF”) (1998 – 2022); Global Head of Fund Services, Russell Investments (2013 – 2022);	58	Director and President, Russell Investments Fund Services, LLC (2010 – 2023); Director, Russell Investment Management, LLC,

Treasurer, Chief

Accounting Officer and Chief Financial Officer, Russell Investment Company (“RIC”) (1998 – 2022); President and Chief Executive Officer,

RIF (2016 – 2017 and 2020 – 2022); President and Chief Executive Officer, RIC (2016 – 2017 and
2020 – 2022)

				Russell Investments Trust Company and Russell Investments Financial Services, LLC (2010 – 2023).

Name, Address and Age	Position(s) Held with the Trusts and Length of Time Served (1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

JEANNE LAPORTA c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1965	New Interested Nominee	Senior Managing Director and Head of Global Funds Management at State Street Global Advisors (August 2024 – present); Chief Administrative Officer at ClearAlpha Technologies LP (FinTech startup) (January 2021 – August 2024); Senior Managing Director at State Street Global Advisors (July 2016 – 2021); Manager of State Street Global Advisors Funds Distributors, LLC (May 2017 – 2021); Director of SSGA Funds Management, Inc. (March 2020 - 2021); President of State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc. (April 2014 – March 2020).	58	Interested Trustee, Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun Diversified Fund, Elfun International Equity Fund Elfun Trusts (2016 – 2021).

(1)

Each Trustee serves for the lifetime of the applicable Trust or until his or her death, resignation, retirement or removal. The Independent Trustees of each of the Trusts have adopted a retirement policy that requires each Independent Trustee to submit his or her resignation for consideration upon attaining the age of 75. Under the retirement policy, upon receipt of such a resignation the other Independent Trustees will consider and vote on whether to accept or reject the submitted resignation. If such a resignation is rejected and the Independent Trustee agrees to remain a member of the Board beyond the age of 75, up to age 78, such Independent Trustee must submit his/her resignation annually for consideration by the other Independent Trustees.

(2)

The information reported includes the principal occupation during the last five years for each Nominee and other information relating to the professional experiences, attributes and skills relevant to each Nominee’s qualifications to serve as a Trustee.

(3)	Ms. LaPorta is an Interested Trustee because of her employment with State Street Global Advisors, an affiliate of the Trusts.

What are the Board’s responsibilities?

The Board is responsible for overseeing generally the management, activities and affairs of the Trusts and has approved contracts with various organizations to provide, among other services, day-to-day management required by the applicable Trust. The Board has engaged the Adviser to manage each Trust on a day-to-day basis. The Board is responsible for overseeing the Adviser and other service providers in the operation of the applicable Trust in accordance with the provisions of the 1940 Act, applicable state laws and regulations, other applicable laws and regulations, and such Trust’s organizational documents.

How does the Board oversee risk management on behalf of the funds?

The Board oversees risk management for the Trusts in several ways. The Board receives regular reports from both the Chief Compliance Officer (the “CCO”) and administrator for each of the Trusts, detailing the results of the Trust’s compliance with its Board-adopted policies and procedures, the investment policies and limitations of the applicable Trust, and applicable provisions of the federal securities laws and the Internal Revenue Code of 1986, as amended. As needed, the Adviser discusses management issues regarding the Trust with the Board, soliciting the input of the Board on many aspects of management, including potential risks to the Trusts. The Board’s Audit Committee also receives reports on various aspects of risk that might affect the Trusts and offers advice to management, as appropriate. The Trustees also meet in executive session with the independent counsel to those Trustees who are not considered to be Independent Trustees, the independent registered public accounting firm, counsel to the Trusts, the CCO and representatives of management, as needed. Through these regular reports and interactions, the Board oversees the risk management parameters for the Trusts, which are effected on a day-to-day basis by service providers to the Trusts.

How is the Board structured?

The Board has established various committees to facilitate the timely and efficient consideration of various matters of importance to Independent Trustees, the Trusts, and shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board has created an Audit Committee, Governance Committee, Nominating Committee, Valuation Committee and Qualified Legal and Compliance Committee (the “QLCC”). The purpose and function of the committees is described below.

Audit Committee. The Audit Committee is composed of all of the Independent Trustees. The Audit Committee meets twice a year, or more often as required, in conjunction with meetings of each Board. The Audit Committee oversees and monitors the Trusts’ internal accounting and control structure, their auditing function and their financial reporting process. The Audit Committee is responsible for selecting and retaining the independent accountants for the Trusts. The Audit Committee is responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of the independent accountants, including non-audit services performed. The Audit Committee reviews the qualifications of the independent accountants’ key personnel involved in the foregoing activities and monitors the independent accountants’ independence. A copy of the Amended and Restated Audit Committee Charter is attached hereto as Appendix A. During the last fiscal year of each of the Trusts, each Trust held four Audit Committee meetings.

Governance Committee and Nominating Committee. Each of the Governance Committee and the Nominating Committee is composed of all the Independent Trustees. The primary functions of the Governance Committee and the Nominating Committee are to review and evaluate the composition and performance of the Board; make nominations for membership on the Board and committees; review the responsibilities of each committee; and review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will consider nominees to the Board recommended by shareholders. Recommendations should be submitted in accordance with the procedures set forth in the Nominating Committee Charter and should be submitted in writing to the Trusts, to the attention of the Trusts’ Secretary, at the address of the principal executive offices of the applicable Trust. Shareholder recommendations must be delivered to, or mailed and received at, the principal executive offices of the Trusts not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election. The Governance Committee performs an annual Board self-evaluation. A copy of the Nominating Committee Charter is attached hereto as Appendix B. During the last fiscal year of each of the Trusts, each Trust held three Governance Committee and Nominating Committee combined meetings except for SSGA Funds which held four combined meetings.

Valuation Committee. The Valuation Committee is composed of all the Independent Trustees. The Valuation Committee’s primary purpose is to review the actions and recommendations of the Adviser’s Oversight Committee no less often than quarterly. The Trusts have established procedures and guidelines for valuing portfolio securities and making fair value determinations from time to time. The Valuation Committee is responsible for overseeing the Trusts’ valuation determinations, with the assistance of the Oversight Committee, State Street and SSGA FM. During the last fiscal year of each of the Trusts, each Trust held four Valuation Committee meetings.

Qualified Legal and Compliance Committee. The QLCC is composed of all the Independent Trustees. The primary functions of the QLCC are to receive quarterly reports from the CCO; to oversee generally the Trusts’ responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to each Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Trusts, their officers, or the Trustees. During the last fiscal year of each of the Trusts, each Trust held four QLCC meetings.

During the last fiscal year of each of the Trusts, each Board held five Board meetings with the exception of SSGA Funds, which held seven Board meetings, and State Street Institutional Funds, which held six Board meetings. Each Trustee who was then a member of the Board was present for at least 75% of the aggregate number of meetings of the Board held during the period for which he or she has been a Trustee and meetings held by all committees on which he or she served during the period that he or she served.

Ownership of Shares and Securities of the Funds, Adviser and Distributor. The table below sets forth the dollar value of all shares of each of the Trusts’ constituent funds and of all funds within the family of investment companies held directly or indirectly by each Trustee and Nominee as of December 31, 2023. To the best of the Trusts’ knowledge, as of December 31, 2023, no Trustee or Nominee owned 1% or more of the outstanding shares of any class of a Trust’s fund, and the Trustees and Nominees of the Trusts owned, as a group, less than 1% of the shares of each class of each fund of the Trusts. Additionally, as of December 31, 2023, none of the Independent Trustees or their immediate family members had any ownership of securities of the Adviser, State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Distributor”), the Funds’ distributor, or any person directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

Set forth below is the dollar range of equity securities owned by each Trustee as of December 31, 2023.

Name of Trustees (including Nominees)	Dollar Range of Equity Securities Owned in Each Fund	Aggregate Dollar Range Of Equity Securities in all Registered Investment Companies Overseen By Trustee in Family of Investment Companies
Patrick J. Riley	None	Over $100,000
Donna M. Rapaccioli	None	None
Margaret McLaughlin	None	None
George M. Pereira	None	None
Mark E. Swanson	None	None
Jeanne LaPorta	None	None

To the best of the Trusts’ knowledge, as of September 30, 2024 no person owned beneficially more than 5% of the outstanding shares of any class of any fund’s securities, except as set out in Appendix C to this Proxy Statement.

Independent Public Accountant.

The accounting firm of Ernst & Young LLP currently serves as the registered independent public accountant (the “Independent Auditor”) for the Trusts. The Board has selected Ernst & Young LLP as the Independent Auditor to examine and report on the financial statements of each of the Trusts for their respective fiscal years ending 2023.

Representatives of Ernst & Young LLP are not expected to be represented at the Special Meeting, but a representative is expected to be available via telephone during the Special Meeting to respond to appropriate questions and will have the opportunity to make a statement if the representative so desires.

Audit Fees.

For the fiscal years indicated in the table below, the aggregate audit fees billed for professional services rendered by Ernst & Young LLP, each of the Trust’s principal accountant, for the audit of each of the Trust’s annual financial statements or services normally provided by Ernst & Young LLP in connection with the Trust’s statutory and regulatory filings and engagements were as follows:

Trust	Date of FYE 2023	Audit Fees charged for FYE 2023	Date of FYE 2022	Audit Fees charged for FYE 2022
SSGA Funds	8/31/2023	$65,688	8/31/2022	$62,605
State Street Institutional Funds	9/30/2023	$57,922	9/30/2022	$85,147
State Street Institutional Investment Trust	9/30/2023	$54,420	9/30/2022	$95,130
State Street Institutional Investment Trust	12/31/2023	$718,245	12/31/2022	$697,903
Elfun Diversified Fund	12/31/2023	$43,713	12/31/2022	$43,713
Elfun Government Money Market Fund	12/31/2023	$24,289	12/31/2022	$24,289
Elfun Income Fund	12/31/2023	$36,469	12/31/2022	$36,469
Elfun International Equity Fund	12/31/2023	$34,996	12/31/2022	$34,996
Elfun Tax-Exempt Income Fund	12/31/2023	$32,345	12/31/2022	$32,345
Elfun Trusts	12/31/2023	$28,788	12/31/2022	$28,788
Street Master Funds	12/31/2023	$169,819	12/31/2022	$169,819
Navigator Securities Lending Trust	12/31/2023	$104,271	12/31/2022	$104,271
State Street Variable Insurance Series Funds, Inc.	12/31/2023	$217,458	12/31/2022	$217,458

Audit-Related Fees. For the applicable fiscal years ended 2023 and 2022 for each of the Trusts, there were no fees billed by Ernst & Young LLP for assurance and related services that were reasonably related to the performance of the audit of each of the Trust’s financial statements that were not reported under “Audit Fees.”

Tax Fees. For the fiscal years indicated in the table below, the aggregate tax fees billed for professional services rendered to each of the Trusts by Ernst & Young LLP for the review of year-end distribution requirements were as follows:

Trust	Date of FYE 2023	Tax Fees charged for FYE 2023	Date of FYE 2022		Tax Fees charged for FYE 2022
SSGA Funds	8/31/2023	$5,602	8/31/2022	(1)	$35,987
State Street Institutional Funds	9/30/2023	$4,318	9/30/2022		$6,477
State Street Institutional Investment Trust	9/30/2023	$5,480	9/30/2023		$8,220
State Street Institutional Investment Trust	12/31/2023	$67,088	12/31/2022		$64,346
Elfun Diversified Fund	12/31/2023	$2,159	12/31/2022		$2,159
Elfun Government Money Market Fund	12/31/2023	$2,159	12/31/2022		$2,159
Elfun Income Fund	12/31/2023	$2,159	12/31/2022		$2,159
Elfun International Equity Fund	12/31/2023	$2,159	12/31/2022		$2,159
Elfun Tax-Exempt Income Fund	12/31/2023	$2,774	12/31/2022		$2,774
Elfun Trusts	12/31/2023	$2,776	12/31/2022		$2,776
Street Master Funds	12/31/2023	$9,487	12/31/2022		$9,487
Navigator Securities Lending Trust	12/31/2023	$4,929	12/31/2022		$4,929
State Street Variable Insurance Series Funds, Inc.	12/31/2023	$13,407	12/31/2022		$13,407

(1)	SSGA Funds had an additional tax compliance matter for FYE 2022 only.

All Other Fees. For the applicable fiscal years ended 2023 and 2022 for each of the Trusts, there were no fees billed for professional services rendered by Ernst & Young LLP for products and services provided by Ernst & Young LLP to each of the Trusts, other than the services noted above.

For the applicable fiscal years ended 2023 and 2022 for each of the Trusts, the aggregate fees billed for professional services rendered by Ernst & Young LLP for products and services provided by Ernst & Young LLP to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to each of the Trusts that (i) relate directly to the operations and financial reporting of the applicable Trust and (ii) were pre-approved by each Trust’s Audit Committee were $9,540,002 and $9,327,125, respectively.

The Trusts’ Audit Committee Charter states the following with respect to pre-approval procedures:

The Audit Committee shall have the following duties and powers:

•

To pre-approve engagements by a Trust’s independent auditor for non-audit services to be rendered to the Trust’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust; and

•

To establish, if deemed necessary or appropriate as an alternative to Audit Committee pre-approval of services to be provided by the independent auditor as required by paragraph (b) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Audit Committee, subject to the requirement that the decision of any member to whom authority is delegated to pre-approve an activity shall be presented to the full Audit Committee at its next scheduled meeting.

Alternate Pre-Approval Procedure:

•

The Chairperson, or a Co-Chairperson, of the Audit Committee is authorized to pre-approve any engagement involving the Trust’s independent auditors to the same extent as the Audit Committee. Any pre-approval decision by the Chairperson, or a Co-Chairperson, under the foregoing authority shall be presented to the Audit Committee at its next scheduled meeting.

None of the above services under the captions Audit-Related Fees, Tax Fees, and All Other Fees were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the period of time for which such rule was effective.

For the applicable fiscal years ended 2023 and 2022 for each of the Trusts , the aggregate non-audit fees billed by Ernst & Young LLP for services rendered to each of the Trusts and the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to the Trusts were approximately $39,000,000 and $38,000,000, respectively.

Ernst & Young LLP notified the Trusts’ Audit Committee of all non-audit services that were rendered by Ernst & Young LLP to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides services to the Trusts, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Trusts’ Audit Committee considered whether such services were compatible with maintaining Ernst & Young LLP’s independence.

Trustees’ Compensation.

Independent Trustees are compensated on a calendar year basis. Any Trustee who is deemed to be an “interested person” (as defined in the 1940 Act) of the Funds does not receive compensation from the Funds for his or her service as a Trustee. As of January 1, 2024, except as noted below, each Independent Trustee will receive for his or her services to the Elfun Funds, State Street Master Funds, State Street Institutional Investment Trust, SSGA Funds, State Street Navigator Securities Lending Trust, State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc. (together, the “Fund Entities”) an annual retainer of $390,000, which includes compensation for all regularly scheduled Board and committee meetings. The Chairperson receives an additional $100,000 annual retainer. The Independent Trustees receive a fee of $25,000 for each additional special in-person Board meeting and $5,000 for each additional special telephonic Board meeting. As of January 1, 2023, the total annual compensation paid to the Independent Trustees (other than telephonic and special meeting fees) is allocated to each Fund Entity as follows: a fixed amount of $21,000 is allocated to each Fund Entity or, if applicable, each series thereof; and the remainder will be allocated among the Fund Entities or, if applicable, each series thereof based on relative net assets excluding, however, any feeder fund that invests in a master fund that is a Fund Entity or series thereof. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this Proxy Statement, the Trustees were not paid pension or retirement benefits as part of the Funds’ expenses.

The compensation that Independent Trustees received from the Trusts as of December 31, 2023 is set forth in Appendix D.

Information regarding the Officers.

Below are the names, years of birth, mailing address and business experience during the past five years of the principal officers of the Trusts. None of the officers listed below receives compensation from any of the Trusts.

Name, Address, and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
ANN M. CARPENTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1966	President and Principal Executive Officer; Deputy Treasurer	Term: Indefinite Served: since 5/23 Term: Indefinite Served: since 4/19	Chief Operating Officer, SSGA Funds Management, Inc. (April 2005 – present)*; Managing Director, State Street Global Advisors (April 2005 – present).*

BRUCE S. ROSENBERG SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1961	Treasurer and Principal Financial Officer	Term: Indefinite Served: since 2/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present).

CHAD C. HALLETT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1969	Deputy Treasurer	Term: Indefinite Served: since 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present).

DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1968	Deputy Treasurer	Term: Indefinite Served: since 11/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 – present).

ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 YOB: 1966	Deputy Treasurer	Term: Indefinite Served: since 11/16	Vice President State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 – present).

DAVID LANCASTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1971	Assistant Treasurer	Term: Indefinite Served: since 11/20	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2017 – present).*

JOHN BETTENCOURT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1976	Assistant Treasurer	Term: Indefinite Served: since 5/22	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (March 2020 – present); Assistant Vice President, State Street Global

Name, Address, and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Advisors (June 2007 – March 2020).

VEDRAN VUKOVIC SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1985	Assistant Treasurer	Term: Indefinite Served: since 2/24	Vice President, State Street Global Advisors (2023 – present); Assistant Vice President, Brown Brothers Harriman & Co. (2011 – 2023).

BRIAN HARRIS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1973	Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer	Term: Indefinite Served: since 7/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 – present).*

ANDREW J. DELORME SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1975	Chief Legal Officer	Term: Indefinite Served: since 2/24

Managing Director and Managing Counsel, State Street Global Advisors (March 2023 – present); Counsel, K&L Gates (February 2021 – March 2023); Vice President

and Senior Counsel, State Street Global Advisors

(August 2014 – February 2021).

DAVID BARR SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1974	Secretary	Term: Indefinite Served: since 9/20	Vice President and Senior Counsel, State Street Global Advisors (October 2019 – present); Vice President and Counsel, Eaton Vance Corp. (October 2010 – October 2019).

E. GERARD MAIORANA, JR. SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1971	Assistant Secretary	Term: Indefinite Served: since 5/23	Assistant Vice President, State Street Global Advisors (July 2014 – present).

DAVID URMAN SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1985	Assistant Secretary	Term: Indefinite Served: since 8/19	Vice President and Senior Counsel, State Street Global Advisors (April 2019 – present); Vice President and Counsel, State Street Global Advisors (August 2015 – April 2019).

*	Served in various capacities and/or with various affiliated entities during noted time period.

What does the Board recommend?

Each Board has determined that election of the six (6) Nominees as Trustees is in the interests of each Trust and its shareholders. Accordingly, after consideration of the above factors and other information it considered relevant, each Board, including all of the Independent Trustees, unanimously approved the nomination of each of the six (6) Nominees for each of the Trusts. Each Board is recommending that the shareholders vote “FOR” each of the Nominees.

EACH BOARD RECOMMENDS

THAT SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES UNDER THE PROPOSAL

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Who is asking for my vote?

Each Trust’s Board is soliciting your vote for a Special Meeting of shareholders of that Trust.

How is my proxy being solicited?

Each Trust has retained Broadridge Investor Communication Solutions, Inc. (the “Proxy Solicitor”) to assist in the solicitation of proxies, at an estimated cost of $891,000 which will be paid by the Adviser. As the date of the Special Meeting approaches, certain shareholders may receive a telephone call from a representative of the Proxy Solicitor if their votes have not yet been received. Authorization to permit the Proxy Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Trusts. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. Each Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is solicited, the Proxy Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. The Proxy Solicitor’s representative will explain the process, read the Proposal on the Proxy Ballot, and ask for the shareholder’s instructions on the Proposal. Although the Proxy Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Proxy Solicitor’s representative will record the shareholder’s instructions on the Proxy Ballot. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Proxy Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

In addition to solicitation by mail, certain officers and representatives of the Trusts, officers and employees of the Adviser or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

What happens to my proxy once I submit it?

Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Tax-Exempt Income Fund, Elfun Trusts, SSGA Funds, State Street Institutional Investment Trust, State Street Master Funds, State Street Navigator Securities Lending Trust, State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc.: Each Board has named Bruce Rosenberg, Treasurer and Principal Financial Officer of the Trusts, and Ann M. Carpenter, President of the Trusts or one or more substitutes designated by the President, as proxies who are authorized to vote fund shares as directed by shareholders.

If you followed the instructions when you voted, your proxies will vote your shares as you have directed. If you submitted a Proxy Ballot but did not vote on the Proposal, your proxies will vote on the Proposal as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trust a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special

Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the shareholder under the proxy. In the absence of voting directions under any proxy that is signed and returned, they intend to vote “FOR” the Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

What are the voting rights and quorum requirements?

Each shareholder of a Trust is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. Thirty percent (30%) of the shares entitled to vote shall constitute a quorum for all Trusts except for State Street Variable Insurance Series, Inc., where one-third (1/3) of the shares entitled to vote shall constitute a quorum, and Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Tax-Exempt Income Fund, and Elfun Trusts, where fifty percent (50%) of the shares entitled to vote shall constitute a quorum. Shares have no preemptive or subscription rights.

Only shareholders of the funds at the close of business on October 7, 2024 (the “Record Date”) will be entitled to be present and give voting instructions for the funds at the Special Meeting with respect to their shares owned as of that Record Date. To be counted, the properly executed Voting Instruction Form must be received no later than 11:59 p.m. on December 5, 2024. Appendix E sets forth the number of shares of each class of each Fund issued and outstanding as of the Record Date.

The chairperson of the Special Meeting may adjourn or postpone the Special Meeting. The question of adjournments or postponements may also be (but is not required to be) submitted to vote of the shareholders of record, and in that case, any adjournment or postponement with respect to one or more matters must be approved by the vote of a majority of the votes cast in person or by proxy at the Special Meeting with respect to the matter or matters adjourned or postponed, whether or not a quorum is present with respect to such matter or matters, and if approved, such adjournment or postponement shall take place without the necessity of further notice. Any shares present and entitled to vote at the Special Meeting may, at the discretion of the proxies named therein, be voted in favor of such an adjournment or postponement.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue. Since each Proposal requires the affirmative vote of a plurality of the shares cast at the Special Meeting, an abstention or broker non-vote will have no effect on such matter.

Voting by Insurance Companies

The following information is relevant to shareholders or variable contract owners of State Street Variable Insurance Series Funds, Inc.

Insurance company separate accounts (the “Separate Accounts”) are the only shareholders of record of the Funds. Each Separate Account is a segregated asset account established by an insurance company (the “Insurance Companies”). Certain Separate Accounts are registered with the SEC under the 1940 Act as unit investment trusts, whereas other Separate Accounts are excluded from the definition of “investment company” for purposes of the 1940 Act and therefore are not registered with the SEC under the 1940 Act. Net premiums paid by a variable contract owner may be allocated to one or more of the sub-accounts of each Separate Account that invest in shares of the Funds.

Each Insurance Company will vote the shares of the Funds held by its Separate Accounts at the Special Meeting in accordance with timely instructions received from persons entitled to give voting instructions under the variable contracts. All properly executed Notice/Proxy Cards received by the issuing Insurance Company by the close of business on December 5, 2024 will be counted for purposes of voting at the Special Meeting.

The number of shares of capital stock in a Fund for which a variable contract owner may give voting instructions is equal to the number of shares, or fraction of shares, held in the Separate Account attributable to the owner’s variable contract on the Record Date. Each share of such outstanding capital stock is entitled to one vote, and fractional votes are counted.

Each Insurance Company will vote shares attributable to variable contracts as to which no voting instructions are received in proportion (for or withhold) to those for which instructions are received. If an executed Notice/Proxy Card is received but does not specify a choice as to the Proposal, each Insurance Company will consider its timely receipt as an instruction to vote in favor of the Proposal. In certain circumstances, an Insurance Company has the right to disregard voting instructions from certain variable contract owners, although the Adviser is not aware that any Insurance Company believes that these circumstances exist with respect to the matters to be voted on at the Special Meeting.

The Insurance Companies do not require that a specified number of contract owners submit voting instructions before the Insurance Companies will vote the shares of a Fund held by their respective Separate Accounts at the Special Meeting. Therefore, a small number of variable contract owners may determine whether a Proposal is approved. In determining to vote the shares of a Fund held by its Separate Accounts at the Special Meeting, an Insurance Company, in its sole discretion, may consider such factors as (1) the percentage of votes represented by voting instructions received by the Insurance Company, and (2) the percentage of variable contracts represented by voting instructions received by the Insurance Company. When such determination has been made, the Insurance Company will vote the shares of the Fund held by its Separate Accounts as outlined in the paragraph above.

What are the voting procedures for master-feeder Funds?

Certain series of State Street Institutional Investment Trust (each such series, a “Feeder Fund”) pursue their investment objectives by investing substantially all of their investable assets in a corresponding master fund that may be a series of State Street Institutional Investment Trust or State Street Master Trust (each such series, a “Master Fund”). Shareholders of the Master Funds’ Feeder Funds will vote on the proposals with respect to their respective Trusts. As a shareholder of a Master Fund, each of the Feeder Funds is “passing-through” to its shareholders the vote on the proposals for the applicable Trust.

Shareholders of each Feeder Fund are being asked to provide voting instructions to the applicable Feeder Fund as to how to vote regarding the proposals for each Master Fund. Each of the Feeder Funds will cast its votes for the corresponding Master Fund in the same proportion as the votes cast by its shareholders on such proposals. If you are a shareholder of a Feeder Fund, your vote for a proposal will apply (i) directly to the proposal for the applicable Feeder Fund in which you own shares, and (ii) indirectly to the proposal for the corresponding Master Fund.

Each of the Feeder Funds will vote shares of the corresponding Master Fund for which it receives no voting instructions in the same proportion as the shares for which it does receive voting instructions. Because each of the Feeder Fund’s votes are proportionate to its percentage interest in the Trust of which the applicable Master Fund is a series, the majority of such Trust’s shareholders could approve an action against which a majority of the outstanding voting securities of any Feeder Fund votes.

Can shareholders submit proposals for consideration in a proxy statement?

The Trusts are not required to hold annual meetings and currently do not intend to hold such meetings.

A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

What if a proposal that is not in this Proxy Statement comes up at the Special Meeting?

If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn or postpone the meeting. At the time this Proxy Statement was printed, the Boards knew of no matter that needed to be acted upon at the Special Meeting other than the Proposals discussed in this Proxy Statement.

What is “Householding?”

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a shareholder of record of any of the funds, unless a Trust has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, please contact Broadridge Investor Communication Solutions, Inc. at 800-579-1639. If in the future, any shareholder does not wish to combine or wishes to combine or recombine the mailing of a proxy statement with household members, please inform the applicable Trust in writing at One Iron Street, Boston, Massachusetts 02210 or via telephone the following telephone numbers: (i) 1-800-242-0134 with respect to Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Tax-Exempt Income Fund, Elfun Trusts, State Street Institutional Funds, State Street Variable Insurance Series Funds, Inc., and the State Street Income Fund and State Street U.S. Core Equity Fund (each, a series of the State Street Institutional Investment Trust); (ii) 1-800-647-7327 with respect to SSGA Funds and all series of the State Street Institutional Investment Trust other than State Street Income Fund and State Street U.S. Core Equity Fund; and (iii) 1-877-521-4083 with respect to the State Street Navigator Securities Lending Trust.

Who pays for this proxy solicitation?

All of the Funds, except State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc., will pay the expenses in connection with the proxy solicitation, Proxy Statement and Special Meeting. The Funds will also pay expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc. will not pay the expenses in connection with the proxy solicitation, Proxy Statement and Special Meeting. The Adviser (or an affiliate) will pay such expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

Organizational history of the Trusts.

Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Tax-Exempt Income Fund, and Elfun Trusts: Each of the Trusts is a separate, diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Elfun Trusts was organized as a common law trust in the State of New York on May 27, 1935. The Elfun International Equity Fund, the Elfun Income Fund, the Elfun Tax-Exempt Income Fund, the Elfun Diversified Fund and the Elfun Government Money Market Fund were organized as common law trusts in the State of Connecticut on May 15, 1987, December 22, 1982, March 14, 1977, June 1, 1987 and July 15, 1989, respectively.

SSGA Funds: The Trust is a separate open-end management investment company registered under the 1940 Act. SSGA Funds is a single legal entity that was organized as a Massachusetts business trust on October 13, 1987. The Trust offers shares of beneficial interest in its constituent funds, as described in the applicable prospectus. Shareholders of the Trust’s constituent funds voting together as a single class are entitled to vote on the election of Trustees of the Trust.

State Street Institutional Investment Trust: The Trust is a separate open-end management investment company registered under the 1940 Act. State Street Institutional Investment Trust is a single legal entity that was organized as a Massachusetts business trust on February 16, 2000. The Trust offers shares of beneficial interest in its constituent funds, as described in the applicable prospectus. Shareholders of the Trust’s constituent funds voting together as a single class are entitled to vote on the election of Trustees of the Trust.

State Street Master Funds: The Trust is a separate open-end management investment company registered under the 1940 Act. State Street Master Funds is a single legal entity that was organized as a Massachusetts business trust on July 27, 1999. The Trust offers shares of beneficial interest in its constituent funds, as described in the applicable prospectus. Shareholders of the Trust’s constituent funds voting together as a single class are entitled to vote on the election of Trustees of the Trust.

State Street Navigator Securities Lending Trust: The Trust is a separate open-end management investment company registered under the 1940 Act. State Street Navigator Securities Lending Trust is a single legal entity that was organized as a Massachusetts business trust on June 15, 1995. The Trust offers shares of beneficial interest in its constituent funds, as described in the applicable confidential offering memorandum. Shareholders of the Trust’s constituent funds voting together as a single class are entitled to vote on the election of Trustees of the Trust.

State Street Institutional Funds: State Street Institutional Funds is a separate open-end management investment company registered under the 1940 Act. State Street Institutional Funds was organized as an unincorporated business trust under the laws of Delaware pursuant to a Certificate of Trust dated May 23, 1997, as amended from time to time. The Trust offers shares of beneficial interest in its constituent funds, as described in the applicable prospectus. Shareholders of the Trust’s constituent funds voting together as a single class are entitled to vote on the election of Trustees of the Trust.

State Street Variable Insurance Series Funds, Inc.: State Street Variable Insurance Series Funds, Inc. is a separate open-end management investment company registered under the 1940 Act. State Street Variable Insurance Series Funds, Inc. was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984. The Company offers shares of beneficial interest in its constituent funds, as described in the applicable prospectus. Shareholders of the Company’s constituent funds voting together as a single class are entitled to vote on the election of Trustees of the Company.

Your vote is important regardless of the number of shares you own. To assure the presence of a quorum at the Special Meeting, and to avoid the added cost of follow-up solicitations and possible adjournments or postponements, please take a few minutes to read the Proxy Statement and cast your vote via the Internet or telephone by following the instructions on your Notice/Proxy Card It is important that your proxy ballot be received no later than December 5, 2024.

Ann M. Carpenter

President, Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Tax-Exempt Income Fund, Elfun Trusts, SSGA Funds, State Street Institutional Investment Trust, State Street Master Funds, State Street Navigator Securities Lending Trust, State Street Institutional Funds, and State Street Variable Insurance Series Funds, Inc.

October 16, 2024

One Iron Street

Boston, Massachusetts 02210

APPENDIX A

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

STATE STREET MASTER FUNDS

STATE STREET INSTITUTIONAL INVESTMENT TRUST

SSGA FUNDS

STATE STREET NAVIGATOR SECURITIES LENDING TRUST

STATE STREET INSTITUTIONAL FUNDS

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

ELFUN GOVERNMENT MONEY MARKET FUND

ELFUN TAX-EXEMPT INCOME FUND

ELFUN INCOME FUND

ELFUN DIVERSIFIED FUND

ELFUN INTERNATIONAL EQUITY FUND

ELFUN TRUSTS

(each a “Fund Entity” and collectively, the “Fund Entities” and each portfolio or series of a Fund Entity, a “Fund” and collectively, the “Funds”)

AMENDED AND RESTATED

AUDIT COMMITTEE CHARTER

A.	Establishment of the Committee

The Audit Committee (the “Committee”) of the Board of Trustees/Directors (the “Board”) of each Fund Entity was established by vote of the Board. The Committee shall be governed in accordance with this Committee Charter (the “Charter”). Unless otherwise stated herein or required by the context, each singular reference herein to the Fund Entity, Board, Fund and Committee shall be construed as a reference to each Fund Entity, Board, Fund or Committee of a Board.

B.	The purposes of the Committee are:

i.

to review, discuss with independent auditors and representatives of SSGA Funds Management, Inc. (the “Adviser”), and assess (i) the Fund Entity’s accounting and financial reporting policies and practices and its internal controls, (ii) the quality and objectivity of the Funds’ financial statements and the independent audits thereof;

ii.	to select and recommend to the Board for approval the engagement of independent auditors for the Fund Entity and to act as a liaison between independent auditors and the Board; and

iii.	to approve all audit and permissible non-audit services provided to the Fund Entity, and to certain other persons, by the Fund Entity’s independent auditors.

Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Adviser or the Fund Entities’ independent auditors. The function of the Committee shall be oversight; it shall be the responsibility of the Adviser to maintain appropriate systems for accounting and internal control; the independent auditors’ responsibility to plan and carry out a proper audit and report thereon to the Board and shareholders, as required by law; and the Adviser’s and the independent auditors’ responsibility to determine that each Fund’s financial statements are accurate and complete and in accordance with generally accepted accounting principles. Members of the Committee are not employees of the Fund Entities or the Funds and, in serving on the Committee, are not, and do not hold themselves out to be, acting as auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within the Adviser and its affiliates and outside the Fund Entities from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

C.	Meetings

The Committee will meet, in person or by telephone/videoconference (or a combination thereof), with or without notice, as often as necessary to perform its duties. The Committee may meet in executive session or may meet with any persons whom the Committee determines may be appropriate. The Committee will keep minutes of its meetings, which will be available to the Board for its review.

D.	Committee Members

The members of the Committee shall be the members of the Board who are not “interested persons” of a Fund Entity as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. Unless designated by the Board, the Committee may appoint a Chairperson or Vice Chairperson from its members, who shall preside over each meeting of the Committee.

E.	Powers and Responsibilities of the Committee

The following listed committee responsibilities and duties describe areas of attention by the Committee in broad terms. To carry out its purposes, the Committee shall have the following duties and powers:

i.

to approve and recommend to the Board approval of the selection, retention or termination of independent auditors to provide audit, review or attest services to the Fund Entity, and, in connection therewith, to review and approve fees charged by the auditor for such services and evaluate the independence of the auditors, including whether the auditors provide any non-audit services to the Adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund that were not pre-approved, and to receive the auditors’ specific representations as to their independence as part of such evaluation;

ii.

to pre-approve engagements by a Fund Entity’s independent auditor for non-audit services to be rendered to the Adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

iii.

to establish, if deemed necessary or appropriate as an alternative to Committee pre- approval of services to be provided by the independent auditor as required by paragraph (ii) above, policies and procedures to permit such services to be pre- approved by other means, such as by action of a designated member or members of the Committee, subject to the requirement that the decision of any member to whom authority is delegated to pre-approve an activity shall be presented to the full Committee at its next scheduled meeting;

iv.

to meet with the Fund Entities’ independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to receive and consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and the Adviser’s and its affiliates’ responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

v.

to receive and consider reports at least annually from the Fund Entity’s independent auditor regarding: (i) all critical accounting policies and practices of the Fund Entity to be used; (ii) all alternative accounting treatments for policies and practices related to material items that have been discussed with the Adviser and its affiliates, including the potential ramifications of use of those treatments and the treatment preferred by the auditor; (iii) any material written communications between the auditor and the Adviser and its affiliates; and (iv) all non-audit services provided to the Adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund that were not pre-approved by the Committee or pursuant to pre-approval policies and procedures established by the Committee and associated fees;

vi.	to consult with the Board, as requested, in connection with the Board’s determination whether one or more members of the Committee qualify as an “audit committee financial expert”;

vii.

to receive reports from the Adviser and its affiliates of any significant deficiencies in the design or operation of the Fund Entity’s internal controls that could adversely affect the Fund Entity’s ability to record, process, summarize and report financial data, any material weaknesses in the Fund Entity’s internal controls and any fraud, whether or not material, that involves management or other employees of the Fund Entity who have a significant role in the Fund Entity’s internal controls, and to evaluate any corrective actions taken by the Adviser and its affiliates or that should be taken by the Adviser and its affiliates or the Board;

viii.	to investigate improprieties or suspected improprieties in Fund Entity operations that have been brought to the attention of the Committee;

ix.	to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and

x.	to perform such other functions consistent with this Charter, the Fund Entity’s By- laws and governing law, as the Committee or the Board of Trustees/Directors deems necessary or appropriate.

Alternate Pre-Approval Procedure

The Chairperson, or Vice Chairperson, of the Committee is authorized to pre-approve any engagement involving the Fund Entity’s independent auditors to the same extent as the Committee. Any pre-approval decision by the Chairperson, or Vice Chairperson, under the foregoing authority shall be presented to the Committee at its next scheduled meeting.

F.	Access to and Analysis of Information

In performing its duties hereunder, the Committee may meet with and/or request information and advice from any person deemed appropriate by the Committee, including without limitation the Adviser, sub-adviser, administrator, distributor, independent auditors, officers of the Fund Entities, other vendors, and outside counsel, and counsel for the independent trustees/directors of the Fund Entity.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain and compensate special counsel and other experts, consultants, or advisers as the Committee deems necessary and the authority to obtain specialized training for Committee members (at the expense of the Fund Entities or relevant Fund), as appropriate. The Fund Entities and each Fund shall provide for appropriate funding, as determined by the Committee, for the payment of expenses of the Committee that the Committee considers to be necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter, including without limitation compensation of independent legal counsel or other advisers retained by the Committee.

G.	Manner of Acting

A majority of the Committee’s members will constitute a quorum. At any meeting of the Committee at which a quorum is present, the decision of a majority of the members present and voting will determine any matter submitted to a vote. The Committee may also act by written consent of a majority of the Committee members.

The matters to be considered by the Committee, at any meeting or in general, shall be in the sole discretion of the Committee. Membership of the Committee shall not be deemed to impose on any Trustee/Director an obligation or duty, or to imply any experience, expertise, or knowledge, different from or greater than that of any other Trustee/Director.

It is the responsibility of the Adviser, each subadviser, and the Funds’ other service providers to ensure that their activities in respect of the Funds comply with applicable law and regulation and with the policies and procedures of the Funds. Nothing in this Charter shall be construed to limit or reduce the responsibilities or liabilities of any adviser, subadviser, the Funds’ distributor, or any other service provider of the Funds.

APPENDIX B

NOMINATING SUB-COMMITTEE CHARTER

STATE STREET MASTER FUNDS

STATE STREET INSTITUTIONAL INVESTMENT TRUST

SSGA FUNDS

STATE STREET NAVIGATOR SECURITIES LENDING TRUST

STATE STREET INSTITUTIONAL FUNDS

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

ELFUN GOVERNMENT MONEY MARKET FUND

ELFUN TAX-EXEMPT INCOME FUND

ELFUN INCOME FUND

ELFUN DIVERSIFIED FUND

ELFUN INTERNATIONAL EQUITY FUND

ELFUN TRUSTS

(each a “Fund Entity” and, collectively, the “Fund Entities” and each portfolio or series of a Fund Entity, a “Fund” and collectively, the “Funds”)

NOMINATING COMMITTEE CHARTER

A.	Establishment of the Committee

The Nominating Committee (the “Committee”) of the Board of Trustees/Directors (the “Board”) of each Fund Entity was established by vote of the Board. The Committee shall be governed in accordance with this Committee Charter (the “Charter”). Unless otherwise stated herein or required by the context, each singular reference herein to the Fund Entity, Board, Fund and Committee shall be construed as a reference to each Fund Entity, Board, Fund or Committee thereof, as applicable.

B.	Purposes of the Committee

The purposes of the Committee are:

i.	To assist the Board in fulfilling its duty to fill vacancies on the Board; and

ii.

To evaluate and recommend the nomination of candidates for election as independent trustees/directors of the Fund Entity. The scope of the Committee’s responsibilities and its structure, process and membership requirements are set forth in this Charter.

C.	Meetings

The Committee will meet, in person or by telephone/videoconference (or a combination thereof), with or without notice, as often as necessary to perform its duties. The Committee may meet in executive session or may meet with any persons whom the Committee determines may be appropriate. The Committee will keep minutes of its meetings, which will be available to the Board for its review.

D.	Committee Members

The members of the Committee shall be the members of the Board who are not “interested persons” of a Fund Entity as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. Unless designated by the Board, the Committee may appoint a Chairperson or Vice Chairperson from its members, who shall preside over each meeting of the Committee.

E.	Powers and Responsibilities of the Committee

The Committee, in discharging its responsibilities under this Charter, may, in addition to other actions it deems appropriate, consider taking one or more of the actions described below:

i.

To make nominations for Independent Trustee/Director membership on the Board. A potential nominee must have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering potential nominees, including (but not limited to): (1) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (2) relevant industry and related experience, (3) educational background, (4) financial expertise, (5) ability, judgment and expertise and (6) overall diversity of the Board’s composition.

ii.

When identifying potential nominees for a Board, the Committee may consider candidates recommended by the following sources: (1) the Fund Entity’s current Trustees/Directors; (2) the Fund Entity’s officers; (3) SSGA Funds Management, Inc. (the “Adviser”), Fund Entity’s investment adviser, sub-advisers or administrator; (4) shareholders of the Fund Entity (see below); (5) independent counsel, fund counsel, independent auditors, or other service providers; or (6) any other source the Committee deems to be appropriate. The Committee may consider qualified incumbent trustees/directors of other fund entities and/or funds managed and/or advised by the Adviser for the purpose of achieving fund board consolidations and related efficiencies or any other objective that it determines to be in the best interests of the Fund Entity and its shareholders. The Committee may, but is not required to, retain a third party search firm at the applicable Fund Entity’s expense to identify potential candidates.

iii.

To consider nominee candidates properly submitted in accordance with Appendix A by shareholders of the Fund Entity on the same basis as it considers and evaluates candidates recommended by other sources.

iv.	To review Committee Chair or Vice Chairperson assignments and Committee assignments periodically.

v.	To consider the structure, operations and effectiveness of the Committee and review this Charter periodically.

vi.	To hire independent legal counsel and any other expert deemed necessary by the Committee to perform its duties.

F.	Access to and Analysis of Information

In performing its duties hereunder, the Committee may meet with and/or request information and advice from any person deemed appropriate by the Committee, including without limitation the Funds’ the Adviser, sub-adviser, administrator, distributor, independent auditors, officers of the Fund Entities, other vendors, and outside counsel, and counsel for the independent trustees/directors of the Fund Entity.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain and compensate special counsel and other experts, consultants, or advisers as the Committee deems necessary and the authority to obtain specialized training for Committee members (at the expense of the Fund Entities or relevant Fund), as appropriate. The Fund Entities and each Fund shall provide for appropriate funding, as determined by the Committee, for the payment of expenses of the Committee that the Committee considers to be necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter, including without limitation compensation of independent legal counsel or other advisers retained by the Committee.

G.	Manner of Acting

A majority of the Committee’s members will constitute a quorum. At any meeting of the Committee at which a quorum is present, the decision of a majority of the members present and voting will determine any matter submitted to a vote. The Committee may also act by written consent of a majority of the Committee members.

The matters to be considered by the Committee, at any meeting or in general, shall be in the sole discretion of the Committee. Membership of the Committee shall not be deemed to impose on any Trustee/Director an obligation or duty, or to imply any experience, expertise, or knowledge, different from or greater than that of any other Trustee/Director.

It is the responsibility of the Adviser, each sub-adviser, and the funds’ other service providers to ensure that their activities in respect of the funds comply with applicable law and regulation and with the policies and procedures of the funds. Nothing in this Charter shall be construed to limit or reduce the responsibilities or liabilities of any adviser, sub- adviser, the funds’ distributor, or any other service provider of the funds.

Appendix A

Procedures for Shareholders to Submit Nominee Candidates

A shareholder of the Fund Entity, or of any series thereof, if applicable, must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Fund Entity, to the attention of the Fund Entity’s Secretary, at the address of the principal executive offices of the Fund Entity.

2.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Fund Entity not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election. Shareholder Recommendations will be kept on file for two years after receipt of the Shareholder Recommendation. A Shareholder Recommendation considered by the Committee in connection with the Committee’s nomination of any candidate(s) for appointment or election as an independent Trustee/Directors need not be considered again by the Committee in connection with any subsequent nomination(s).

3.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”), and the names and addresses of at least three professional references; (B) the number of all shares of the Fund Entity (including the series and class, if applicable) owned of record or beneficially by the candidate, the date such shares were acquired and the investment intent of such acquisition(s), as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any applicable regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency with jurisdiction related to the Fund Entity); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder or any other applicable law or regulation; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund Entity (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient, in the discretion of the Board or the Committee, for the Fund Entity to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee/Director if elected; (iii) the recommending shareholder’s name as it appears on the Fund Entity’s books; (iv) the number of all shares of the Fund Entity (including the series and class, if applicable) owned beneficially and of record by the recommending shareholder; (v) a complete description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder including, without limitation, all direct and indirect compensation and other material monetary agreements, arrangements and understandings between the candidate and recommending shareholder during the past three years, and (vi) a brief description of the candidate’s relevant background and experience for membership on the Board, such as qualification as an audit committee financial expert.

4.

The Committee may require the recommending shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 3 above or to determine the eligibility of the candidate to serve as a Trustee/Director of the Fund Entity or to satisfy applicable law. If the recommending shareholder fails to provide such other information in writing within seven days of receipt of a written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Committee will not be required to consider such candidate.

APPENDIX C

BENEFICIAL OWNERS OF MORE THAN 5% OF ANY CLASS OF ANY FUND

As of September 30, 2024, the following shareholders owned of record 5% or more of the issued and outstanding shares of each constituent fund of the Trusts, as described. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

Fund	Name/Address	Percentage
ELFUN GOVERNMENT MONEY MARKET FUND	LAWRENCE A BOSSIDY REVOCABLE TRUST LAWRENCE A BOSSIDY & NANCY JO BOSSIDY TR 452 W MOUNTAIN RD RIDGEFIELD CT 06877-2926	31.55%

ELFUN INTERNATIONAL EQUITY FUND	LAWRENCE A BOSSIDY REVOCABLE TRUST LAWRENCE A BOSSIDY & NANCY JO BOSSIDY TR 452 W MOUNTAIN RD RIDGEFIELD CT 06877-2926	14.61%

STATE STREET INCOME FUND	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	67.47%

STATE STREET U.S. CORE EQUITY FUND	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	59.29%

STATE STREET INST SMALL-CAP EQT FD ICL	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	94.70%

STATE STREET INST SMALL-CAP EQT FD SCL	EMPOWER TRUST FBO FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VLG CO 80111-5002	49.61%

	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	29.64%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS	14.49%

Fund	Name/Address	Percentage
	ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901
	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.26%

STATE STREET INSTIT U.S. EQUITY FD ICL	THE MANUFACTURERS LIFE INSURANCE COMPANY 200 BLOOR STREET EAST TORONTO ONTARIO M4W 1E5 CANADA	83.61%

	C/O TIAA SEI PRIVATE TRUST COMPANY 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	11.41%

STATE STREET INSTIT U.S. EQUITY FD SCL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	75.55%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	23.16%

STATE STREET INCOME V.I.S. FUND	GE LIFE & ANNUITY ASSURANCE COMPANY SEPERATE ACCOUNT ATTN VARIABLE ACCOUNTING 6610 W BROAD ST BLDG 3 5TH FLR RICHMOND VA 23230-1702	95.43%

STATE STREET S&P 500 INDEX V.I.S. FUND	GE LIFE & ANNUITY ASSURANCE COMPANY SEPERATE ACCOUNT ATTN VARIABLE ACCOUNTING 6610 W BROAD ST BLDG 3 5TH FLR RICHMOND VA 23230-1702	96.78%

STATE STREET PREM GROWTH EQUITY V.I.S.	GE LIFE & ANNUITY ASSURANCE COMPANY SEPERATE ACCOUNT	93.17%

Fund	Name/Address	Percentage
	ATTN VARIABLE ACCOUNTING 6610 W BROAD ST BLDG 3 5TH FLR RICHMOND VA 23230-1702

	GENERAL ELECTRIC CAPITAL ASSURANCE POWER PORTFOLIO ATTN VARIABLE ACCOUNTING 6610 W BROAD ST BLDG 3 5TH FLR RICHMOND VA 23230-1702	5.35%

STATE STREET SMALL-CAP EQTY V.I.S. FD	GE LIFE & ANNUITY ASSURANCE COMPANY SEPERATE ACCOUNT ATTN VARIABLE ACCOUNTING 6610 W BROAD ST BLDG 3 5TH FLR RICHMOND VA 23230-1702	96.59%

STATE STREET REAL ESTATE SECS V.I.S.	GE LIFE & ANNUITY ASSURANCE COMPANY SEPERATE ACCOUNT ATTN VARIABLE ACCOUNTING 6610 W BROAD ST BLDG 3 5TH FLR RICHMOND VA 23230-1702	96.05%

STATE STREET U.S. EQUITY V.I.S. FUND	GE LIFE & ANNUITY ASSURANCE COMPANY SEPERATE ACCOUNT ATTN VARIABLE ACCOUNTING 6610 W BROAD ST BLDG 3 5TH FLR RICHMOND VA 23230-1702	93.23%

STATE STREET TOTAL RET V.I.S. FD CL1	GE LIFE & ANNUITY ASSURANCE COMPANY SEPERATE ACCOUNT ATTN VARIABLE ACCOUNTING 6610 W BROAD ST BLDG 3 5TH FLR RICHMOND VA 23230-1702	98.75%

STATE STREET TOTAL RET V.I.S. FD CL 3	GE LIFE & ANNUITY ASSURANCE COMPANY SEPERATE ACCOUNT ATTN VARIABLE ACCOUNTING 6610 W BROAD ST BLDG 3 5TH FLR RICHMOND VA 23230-1702	77.56%

Fund	Name/Address	Percentage
	TRANSAMERICA LIFE INSURANCE COMPANY SEPERATE ACCOUNT VA B PO BOX 3183 CEDAR RAPIDS IA 52406-3183	8.51%

	LIFE OF NEW YORK SEPERATE ACCOUNT 6610 W BROAD ST BLDG 3 5TH FLR RICHMOND VA 23230-1702	7.88%

	PACIFIC LIFE INSURANCE COMPANY SEPARATE ACCOUNT A 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6397	5.13%

SS INTL STOCK SELECTION FUND A	MID ATLANTIC CLEARING & SETTLEMENT MID ATLANTIC TRUST COMPANY FBO CRANETECH INC 401(K) PROFIT SHARING 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	42.25%

	MID ATLANTIC CLEARING & SETTLEMENT ALCO SALES & SERVICE CO 401(K) PROF 6851 HIGH GROVE BLVD BURR RIDGE IL 60527-7579	33.16%

	ADP BROKER DEALER STATE STREET BANK & TRUST AS TRUSTEE AND /OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	14.51%

	FIRST CLEARING LLC WELLS FARGO CLEARING SERVICES 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.88%

SS INTL STOCK SELECTION FUND I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	29.95%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8.40%

Fund	Name/Address	Percentage

SS INTL STOCK SELECTION FUND K	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	81.66%

SS INTL STOCK SELECTION FUND N	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	57.62%

	MSCS FINANCIAL SERVICES, LLC SEI PRIVATE TRUST COMPANY C/O EVERCORE BANK ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	21.40%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FIN CTR JERSEY CITY NJ 07310-1995 NEW YORK NY 10281	8.02%

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	7.01%

SS S&P 500 INDEX FUND CLASS N	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	40.63%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FIN CTR JERSEY CITY NJ 07310-1995 NEW YORK NY 10281	16.72%

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	8.52%

SS HEDGE INTL DEV EQ INDEX CLASS K	GOLDMAN SACHS & CO C/O MUTUAL FUNDS OPS 222 S MAIN ST SALT LAKE CITY UT 84101-2174	67.94%

Fund	Name/Address	Percentage
	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	12.40%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	10.19%

SSI TREA PLS MMKT FUND ADMIN	MSCS FINANCIAL SERVICES, LLC MILLENNIUM TRUST CO LLC FBO VARIOUS BENEFICIARIES 2001 SPRING ROAD SUITE 700 OAK BROOK IL 60523-1890	55.14%

	CITIBANK, NA 480 WASHINGTON BLVD JERSEY CITY NJ 07310-2053	38.51%

SSI TREA PLS MMKT FUND BANCROFT CAP CL	SSGA PRIVATE FUNDS LLC ATTN FUND SERVICES TEAM 1 LINCOLN ST BOSTON MA 02111-2901	100.00%

SSI TREA PLS MMKT FUND INSTITUTIONAL	BANK OF NEW YORK MELLON HARE & CO 2 ATTN STIF OPERATIONS PO BOX 223910 PITTSBURGH PA 15251-2910	44.73%

	CHICAGO MERCANTILE EXCHANGE INC CFTC FUTURES CUSTOMER SEGREGATED OMNIBUS ACCOUNT 20 S WACKER DR CHICAGO IL 60606-7431	9.96%

	JPMORGAN CHASE BANK NA JPMS - CHASE PROCESSING 4 CHASE METROTECH CENTER 7THFL BROOKLYN NY 11245-0003	8.53%

	CHICAGO MERCANTILE EXCHANGE INC CLEARED SWAPS CUSTOMER ACCOUNT 20 S WACKER DR ATTN CLEARING FINANCIAL UNIT CHICAGO IL 60606-7431	6.64%

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF CUST OF MSSB 1 NEW YORK PLZ FL 12TH NEW YORK NY 10004-1965	6.18%

Fund	Name/Address	Percentage
SSI TREA PLS MMKT FUND INVESTOR	STATE STREET BANK AND TRUST FBO CASH SWEEP CLIENTS ATTN : CASH SWEEP SUP 1200 CROWN COLONY DR CC13 QUINCY MA 02169-0938	61.12%

	BANK OF NEW YORK MELLON HARE & CO 2 ATTN STIF OPERATIONS PO BOX 223910 PITTSBURGH PA 15251-2910	21.83%

	BANK OF NEW YORK MELLON HARE & CO 2 ATTN STIF OPERATIONS PO BOX 223910 PITTSBURGH PA 15251-2910	14.56%

SSI TREA PLS MMKT FUND PREMIER CLASS	STATE STREET BANK AND TRUST FBO CASH SWEEP CLIENTS ATTN : CASH SWEEP SUP 1200 CROWN COLONY DR CC13 QUINCY MA 02169-0938	40.88%

	SSGM-FUND CONNECT STATE STREET GLOBAL MARKETS LLC 1 LINCOLN ST # SFC-6 BOSTON MA 02111-2900	11.67%

	BOFA SECURITIES INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS BANK OF AMERICA CORPORATE CENTER MONEY FUND OPERATIONS 100 N TRYON ST 34TH FL CHARLOTTE NC 28202-4000	7.85%

	WELLS FARGO BANK N.A. FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MONEY FUNDS 1525 W W T HARRIS BLVD FL 1ST CHARLOTTE NC 28262-8522	5.57%

SSI TREA PLS MMKT FUND TRUST	SSBT- CASH SWEEP GFAS CONTROL ACCT STATE STREET BANK PO BOX 1992 QUINCY MA 02171	89.81%

SSI TREAS PLS MMKT FD BLAYLOCK VAN CL	BLAYLOCK VAN, LLC 350 FRANK H OGAWA PLZ FL 10TH OAKLAND CA 94612-2045	100.00%

SSI TREAS PLS MMKT FUND CABRERA CAP CL	JPMORGAN CHASE BANK NA JPMS - CHASE PROCESSING	59.43%

Fund	Name/Address	Percentage
	FBO DELAWARE LIFE INSURANCE 4 CHASE METROTECH CENTER 7THFL BROOKLYN NY 11245-0003

	JPMORGAN CHASE BANK NA JPMS LLC - CHASE PROCESSING 4 CHASE METROTECH CENTER 7THFL BROOKLYN NY 11245-0003	37.96%

SSI TREAS PLS MMKT FUND OPPORTUNITY CL	GOLDMAN SACHS & CO LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF GS&CO (CUSTOMERS OF CITI) 71 S WACKER DR STE 500 CHICAGO IL 60606-4673	78.58%

	STATE STREET BANK AND TRUST FBO CASH SWEEP CLIENTS ATTN : CASH SWEEP SUP 1200 CROWN COLONY DR CC13 QUINCY MA 02169-0938	19.49%

TREASURY PLUS MONEY MARKET INV CLASS	STATE STREET BANK AND TRUST CO AS CUST FBO FNZ TR CO CLIENTS 1 HERITAGE DR # OHD3 QUINCY MA 02171-2105	77.95%

	CHARLES SCHWAB & CO INC SPECIAL CUST A/C FBO OUR CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	22.05%

SSI TREASURY MMKT FUND ADMIN	MSCS FINANCIAL SERVICES, LLC CITI PRIVATE BANK 480 WASHINGTON BLVD FL 15 NJ NEWPORT OFFICE CTR 7 JERSEY CITY NJ 07310-2053	70.48%

	CITIBANK NA EQS 2024 EXPENSE ACCOUNT 480 WASHINGTON BLVD JERSEY CITY NJ 07310-2053	28.53%

SSI TREASURY MMKT FUND BANCROFT CAP CL	SSGA PRIVATE FUNDS LLC ATTN FUND SERVICES TEAM 1 LINCOLN ST BOSTON MA 02111-2901	100.00%

SSI TREASURY MMKT FUND CABRERA CAP CL	JPMORGAN CHASE BANK NA JPMS - CHASE PROCESSING FBO ALIGN TECHNOLOGY INC 4 CHASE METROTECH CENTER 7THFL BROOKLYN NY 11245-0003	99.45%

Fund	Name/Address	Percentage

SSI TREASURY MMKT FUND INSTITUTIONAL	BANK OF NEW YORK MELLON HARE & CO 2 ATTN STIF OPERATIONS PO BOX 223910 PITTSBURGH PA 15251-2910	43.05%

	JPMORGAN CHASE BANK NA JPMS LLC - CHASE PROCESSING 4 CHASE METROTECH CENTER 7THFL BROOKLYN NY 11245-0003	14.03%

	PNC CAPITAL MARKETS LLC THE PNC FINANCIAL SERVICES GROUPINC 249 5TH AVE PITTSBURGH PA 1522	13.88%

	BANK OF NEW YORK MELLON HARE & CO 2 ATTN STIF OPERATIONS PO BOX 223910 PITTSBURGH PA 15251-2910	11.95%

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF CUST OF MSSB 1 NEW YORK PLZ FL 12TH NEW YORK NY 10004-1965	10.65%

SSI TREASURY MMKT FUND INVESTOR	STATE STREET BANK AND TRUST FBO CASH SWEEP CLIENTS ATTN : CASH SWEEP SUP 1200 CROWN COLONY DR CC13 QUINCY MA 02169-0938	57.36%

	BANK OF NEW YORK MELLON HARE & CO 2 ATTN STIF OPERATIONS PO BOX 223910 PITTSBURGH PA 15251-2910	38.83%

SSI TREASURY MMKT FUND OPPORTUNITY CL	GOLDMAN SACHS & CO LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF GS&CO (CUSTOMERS OF CITI) 71 S WACKER DR STE 500 CHICAGO IL 60606-4673	98.32%

SSI TREASURY MMKT FUND PREMIER CLASS	STATE STREET BANK AND TRUST FBO CASH SWEEP CLIENTS ATTN : CASH SWEEP SUP 1200 CROWN COLONY DR CC13 QUINCY MA 02169-0938	50.00%

Fund	Name/Address	Percentage
	BOFA SECURITIES INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS BANK OF AMERICA CORPORATE CENTER MONEY FUND OPERATIONS 100 N TRYON ST 34TH FL CHARLOTTE NC 28202-4000	13.46%

	SSGM-FUND CONNECT STATE STREET GLOBAL MARKETS LLC 1 LINCOLN ST # SFC-6 BOSTON MA 02111-2900	8.21%

TREASURY MONEY MARKET INV CLASS	MSCS FINANCIAL SERVICES, LLC ZIONS FIRST NATIONAL BANK PO BOX 30880 SALT LAKE CITY UT 84130-0880	59.73%

	STATE STREET BANK AND TRUST CO AS CUST FBO FNZ TR CO CLIENTS 1 HERITAGE DR # OHD3 QUINCY MA 02171-2105	39.00%

SSI US GOV MMKT FUND ADMIN	CITIBANK NA CITIBANK N.A.FBO VENTURE XXIV CLO LTD-PRINCIPAL COLLECTION SUBACCOUNT 480 WASHINGTON BLVD JERSEY CITY NJ 07310-2053	8.94%

	SSBT- CASH SWEEP HIGHBRIDGE LIQUID LOAN OPP/HBAU 40 W 57TH ST NEW YORK NY 10019-4001	6.64%

	SSBT- CASH SWEEP THE INTL UNION UAW STRIKE FD 58000 EAST JEFFERSON EIGHT AVE	6.57%

SSI US GOV MMKT FUND BANCROFT CAP CL	JPMORGAN CHASE BANK NA JPMS - CHASE PROCESSING FBO INDIVIOR INC. 4 CHASE METROTECH CENTER 7THFL BROOKLYN NY 11245-0003	73.35%

	WELLS FARGO BANK N.A.FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MONEY FUNDS 1525 W W T HARRIS BLVD FL 1ST CHARLOTTE NC 28262-8522	26.54%

SSI US GOV MMKT FUND BLAYLOCK VAN CL	BLAYLOCK VAN, LLC MICROSOFT CAPITAL GROUP LLC 1 MICROSOFT WAY REDMOND WA 98052-8300	56.63%

Fund	Name/Address	Percentage

	GOLDMAN SACHS & CO LLC GS GLOBAL CASH SERVICES OMNIBUS ACCOUNT FOR THE BENEFIT OF GOLDMAN SACHS & CO LLC CUSTOMERS ATTN FINANCIAL CONTROL 71 S WACKER DR STE 500 CHICAGO IL 60606-4673	28.59%

	US BANK NA FBO CACHE MATRIX PO BOX 1787 MILWAUKEE WI 53201-1787	11.33%

SSI US GOV MMKT FUND CABRERA CAP CL	JPMORGAN CHASE BANK NA JPMS - CHASE PROCESSING FBO THERMO FISHER SCIENTIFIC INC. 4 CHASE METROTECH CENTER 7THFL BROOKLYN NY 11245-0003	96.38%

SSI US GOV MMKT FUND G	STATE STREET BANK AND TRUST FBO CASH SWEEP CLIENTS ATTN : CASH SWEEP SUP 1200 CROWN COLONY DR CC13 QUINCY MA 02169-0938	96.07%

SSI US GOV MMKT FUND INSTITUTIONAL	BANK OF NEW YORK MELLON HARE & CO 2 ATTN STIF OPERATIONS PO BOX 223910 PITTSBURGH PA 15251-2910	19.58%

	BANK OF NEW YORK MELLON HARE & CO 2 ATTN STIF OPERATIONS PO BOX 223910 PITTSBURGH PA 15251-2910	18.90%

	CITIBANK NA AS AGENT FOR VARIOUS 388 GREENWICH ST FL 4TH NEW YORK NY 10013-2362	7.46%

	PNC CAPITAL MARKETS LLC THE PNC FINANCIAL SERVICES GROUPINC 249 5TH AVE MSC PI-POPP-11-A PITTSBURGH PA 15222	7.10%

	US BANK NA FBO CACHE MATRIX REINVEST PO BOX 1787 MILWAUKEE WI 53201-1787	6.28%

	CHICAGO MERCANTILE EXCHANGE INC CFTC FUTURES CUSTOMER SEGREGATED OMNIBUS ACCOUNT ATTN MIKE KOBIDA	5.97%

Fund	Name/Address	Percentage

	20 S WACKER DR CHICAGO IL 60606-7431

SSI US GOV MMKT FUND INVESTOR	STATE STREET BANK AND TRUST FBO CASH SWEEP CLIENTS ATTN : CASH SWEEP SUP 1200 CROWN COLONY DR CC13 QUINCY MA 02169-0938	67.34%

	BANK OF NEW YORK MELLON HARE & CO 2 ATTN STIF OPERATIONS PO BOX 223910 PITTSBURGH PA 15251-2910	15.47%

SSI US GOV MMKT FUND OPPORTUNITY CL	BANK OF NEW YORK MELLON HARE & CO 2 ATTN STIF OPERATIONS PO BOX 223910 PITTSBURGH PA 15251-2910	23.04%

	JPMORGAN CHASE BANK NA JPMS - CHASE PROCESSING FBO ALPHABET CAPITAL US LLC 4 CHASE METROTECH CENTER 7THFL BROOKLYN NY 11245-0003	13.39%

	CITY AND COUNTY OF SAN FRANCISCO 1 CARLTON B GOODLETT PL STE 140 SAN FRANCISCO CA 94102-4626	10.94%

	JPMORGAN CHASE BANK NA JPMS - CHASE PROCESSING FBO AMERICAN HONDA MOTOR 4 CHASE METROTECH CENTER 7THFL BROOKLYN NY 11245-0003	10.91%

	STATE STREET BANK AND TRUST FBO CASH SWEEP CLIENTS ATTN : CASH SWEEP SUP 1200 CROWN COLONY DR CC13 QUINCY MA 02169-0938	10.48%

	WELLS FARGO BANK N.A.FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MONEY FUNDS 1525 W W T HARRIS BLVD FL 1ST CHARLOTTE NC 28262-8522	5.51%

	FIS BROKERAGE & SECURITIES SERVICES COUNTY OF RIVERSIDE 4080 LEMON ST RIVERSIDE CA 92501-3609	5.23%

Fund	Name/Address	Percentage

	GOLDMAN SACHS & CO LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF GS&CO (CUSTOMERS OF CITI) 71 S WACKER DR STE 500 CHICAGO IL 60606-4673	5.07%

SSI US GOV MMKT FUND PREMIER CLASS	STATE STREET BANK AND TRUST FBO CASH SWEEP CLIENTS ATTN : CASH SWEEP SUP 1200 CROWN COLONY DR CC13 QUINCY MA 02169-0938	38.64%

	BOFA SECURITIES INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS BANK OF AMERICA CORPORATE CENTER MONEY FUND OPERATIONS 100 N TRYON ST 34TH FL CHARLOTTE NC 28202-4000	7.07%

SSI US GOVT MONEY MARKET SELECT CL	PERSHING LLC MUTUAL FUND OPERATIONS FBO PROJECT NATIONAL 95 CHRISTOPHER COLMBUS DR JERSEY CITY NJ 07302-2978	99.12%

U S GOVT MONEY MARKET INV CLASS	STATE STREET BANK AND TRUST CO AS CUST FBO FNZ TR CO CLIENTS 1 HERITAGE DR # OHD3 QUINCY MA 02171-2105	96.92%

STATE STREET AGGREGATE BOND INDEX A	STATE STREET BANK & TRUST AS TRUSTEE AND /OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	69.13%

STATE STREET AGGREGATE BOND INDEX I	BROWN BROTHERS HARRIMAN & CO AS CUSTODIAN 140 BROADWAY NEW YORK NY 10005-1108	26.07%

	BROWN BROTHERS HARRIMAN & CO AS CUSTODIAN 140 BROADWAY NEW YORK NY 10005-1108	16.20%

	BROWN BROTHERS HARRIMAN & CO AS CUSTODIAN 140 BROADWAY NEW YORK NY 10005-1108	15.44%

Fund	Name/Address	Percentage
	BROWN BROTHERS HARRIMAN & CO AS CUSTODIAN FOR DREYFUS SONS & CO LTD OMNIBUS ACCOUNT CASH 140 BROADWAY NEW YORK NY 10005	10.75%

	BROWN BROTHERS HARRIMAN AND COMPANY AS CUSTODIAN 140 BROADWAY NEW YORK NY 10005-1108	9.65%

	BROWN BROTHERS HARRIMAN & CO AS CUSTODIAN FOR DREYFUS SONS & CO LTD OMNIBUS ACCOUNT CASH 140 BROADWAY NEW YORK NY 10005	6.89%

	GWFS EQUITIES INC EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	6.40%

	MSCS FINANCIAL SERVICES, LLC GERLACH & CO, LLC/CITIBANK OPEN 3800 CITIGROUP CENTER BUILDING B3-14 TAMPA FL 33610	5.74%

STATE STREET AGGREGATE BOND INDEX K	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	27.97%

	GOLDMAN SACHS & CO LLC C/O MUTUAL FUNDS OPS 222 S MAIN ST SALT LAKE CITY UT 84101-2174	16.96%

	TIAA TRUST, N.A. AS CUST/TTEE OF RETIREMENT PLANS RECORDKEPT BY TIAA ATTN: FUND OPERATIONS 8500 ANDREW CARNEGIE BLVD CHARLOTTE NC 28262-8500	12.25%

	GWFS EQUITIES INC EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.24%

Fund	Name/Address	Percentage
STATE STREET BALANCED INDEX FUND K	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN TREASURY 211 MAIN ST SAN FRANCISCO CA 94105-1901	35.72%

	NATIONWIDE INVESTMENT SERVICES NATIONWIDE TRUST COMPANY, FSB C/O IPO PORTFOLIO ACCOUNTING P.O. BOX 182029 COLUMBUS OH 43218-2029	24.09%

	SSGA PRIVATE FUNDS LLC ATTN FUND SERVICES TEAM 1 LINCOLN ST BOSTON MA 02111-2901	20.01%

STATE STREET EM MARKETS EQUITY INDEX K	GOLDMAN SACHS & CO C/O MUTUAL FUNDS OPS 222 S MAIN ST SALT LAKE CITY UT 84101-2174	94.26%

STATE STREET EQUITY 500 INDEX ADMIN	AMERICAN UNITED LIFE INSURANCE CO AMERICAN UNIT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	99.84%

STATE STREET EQUITY 500 INDEX FUND A	STATE STREET BANK & TRUST AS TRUSTEE AND /OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	94.58%

STATE STREET EQUITY 500 INDEX FUND I	SEI PRIVATE TRUST COMPANY C/O PRINCIPAL FINANCIAL ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	42.60%

	STATE STREET BANK & TRUST AS TRUSTEE AND /OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	26.57%

	CHARLES SCHWAB & CO INC SPECIAL CUST A/C FBO OUR CUSTOMERS MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	15.27%

Fund	Name/Address	Percentage
	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10.58%

STATE STREET EQUITY 500 INDEX FUND K	STATE STREET BANK & TRUST AS TRUSTEE AND /OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	32.12%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	18.67%

	TIAA TRUST, N.A. AS CUST/TTEE OF RETIREMENT PLANS RECORDKEPT BY TIAA ATTN: FUND OPERATIONS 8500 ANDREW CARNEGIE BLVD CHARLOTTE NC 28262-8500	13.29%

	GOLDMAN SACHS & CO C/O MUTUAL FUNDS OPS 222 S MAIN ST SALT LAKE CITY UT 84101-2174	5.68%

	MSCS FINANCIAL SERVICES, LLC AMANDA YOHANNES TTEE CAPINCO C/O US BANK NA UA DTD 02/21/2020 FBO HAROLD BLOOM PO BOX 1787 MILWAUKEE WI 53201-1787	5.53%

STATE STREET EQUITY 500 INDEX FUND R	AMERICAN UNITED LIFE INSURANCE CO AMERICAN UNIT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	82.76%

	AMERICAN UNITED LIFE INSURANCE GROUP RETIREMENT ACCOUNT II ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	17.24%

Fund	Name/Address	Percentage
STATE STREET EQUITY 500 INDEX SERVICE	NATIONWIDE INVESTMENT SERVICES NATIONWIDE TRUST COMPANY FSB FBO PARTICIPATING RETIREMENT PLANS C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	99.55%

STATE STREET GLOBAL ALL CAP EQ EX US A	STATE STREET BANK & TRUST AS TRUSTEE AND /OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	90.24%

STATE STREET GLOBAL ALL CAP EQ EX US I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN TREASURY 211 MAIN ST SAN FRANCISCO CA 94105-1901	92.26%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	7.04%

STATE STREET GLOBAL ALL CAP EQ EX US K	TIAA TRUST, N.A. AS CUST/TTEE OF RETIREMENT PLANS RECORDKEPT BY TIAA ATTN: FUND OPERATIONS 8500 ANDREW CARNEGIE BLVD CHARLOTTE NC 28262-8500	26.27%

	MSCS FINANCIAL SERVICES, LLC ATTN MUTUAL FUNDS ADMIN SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	21.44%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	16.17%

LIQUID RESERVES INV CLASS	MASS ABROP & CO STATE TREASURER & RECEIVER GENERAL ABANDONED PROPERTY DIVISION 1 ASHBURTON PLACE BOSTON MA 02108-1518	100.00%

SSI LIQUID RESERVES FUND ADMIN	SSBT- CASH SWEEP MATHWORKS INC	26.67%

Fund	Name/Address	Percentage
	3 APPLE HILL DR NATICK MA 01760-2098

	SSBT- CASH SWEEP SSCSIL MER INV FD 1 CONCISE MJDP 1776 HERITAGE DR QUINCY MA 02171-2119	9.23%

	SSBT- CASH SWEEP SEVEN SEAS FUND RT 183 & VAN REED ROAD READING PA 19612	8.77%

SSI LIQUID RESERVES FUND BNCRFT CAP CL	JPMORGAN CHASE BANK NA JPMS - CHASE PROCESSING FBO SOUTHERN UTE INDIAN TRIBE 4 CHASE METROTECH CENTER 7THFL BROOKLYN NY 11245-0003	99.69%

SSI LIQUID RESERVES FUND INSTITUTIONAL	CITIBANK NA FBO METRONET INFRASTRUCTURE ISSUER LIQUIDITY RESERVE ACCOUNT 480 WASHINGTON BLVD FL 30 JERSEY CITY NJ 07310-2053	43.30%

	PHOEBE PUTNEY HEALTH SYSTEM INC PO BOX 3770 ALBANY GA 31706-3770	20.73%

	CITIBANK NA FBO METRONET INFRASTRUCTURE ISSUER SERIES COLLECTION ACCOUNT 480 WASHINGTON BLVD FL 30 JERSEY CITY NJ 07310-2053	16.06%

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF CUST OF MSSB 1 NEW YORK PLZ FL 12TH NEW YORK NY 10004-1965	9.82%

SSI LIQUID RESERVES FUND INVESTOR	STATE STREET BANK AND TRUST FBO CASH SWEEP CLIENTS 1200 CROWN COLONY DR CC13 QUINCY MA 02169-0938	63.52%

	GOLDMAN SACHS & CO LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF GS&CO (CUSTOMERS OF CITI) 71 S WACKER DR STE 500 CHICAGO IL 60606-4673	35.32%

SSI LIQUID RESERVES FUND OPPTY CL	JPMORGAN CHASE BANK NA JPMS - CHASE PROCESSING	30.36%

Fund	Name/Address	Percentage
	FBO AFLAC RE BERMUDA LTD 4 CHASE METROTECH CENTER 7THFL BROOKLYN NY 11245-0003

	GOLDMAN SACHS & CO LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF GS&CO (CUSTOMERS OF CITI) 71 S WACKER DR STE 500 CHICAGO IL 60606-4673	29.32%

	STATE STREET BANK AND TRUST FBO CASH SWEEP CLIENTS ATTN : CASH SWEEP SUP 1200 CROWN COLONY DR CC13 QUINCY MA 02169-0938	27.17%

	JPMORGAN CHASE BANK NA JPMS - CHASE PROCESSING FBO CONTINENTAL AMERICAN INSURANCE 4 CHASE METROTECH CENTER 7THFL BROOKLYN NY 11245-0003	7.87%

SSI LIQUID RESERVES FUND TRUST	MSCS FINANCIAL SERVICES, LLC SEI PRIVATE TRUST COMPANY C/O NEWPORT TRUST ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	59.27%

	SSBT- CASH SWEEP GFAS CONTROL ACCT STATE STREET BANK PO BOX 1992 QUINCY MA 02171	40.73%

SSI LIQUID RESERVES PREMIER CLASS	STATE STREET BANK AND TRUST FBO CASH SWEEP CLIENTS ATTN : CASH SWEEP SUP 1200 CROWN COLONY DR CC13 QUINCY MA 02169-0938	45.84%

	STATE STREET BANK AND TRUST FBO SSGA POOLED INVESTMENTS ATTN CASH SWEEP SUP 1200 CROWN COLONY DR # CC13 QUINCY MA 02169-0938	14.90%

	JPMORGAN CHASE BANK NA JPMS PROCESSING CISCO SYSTEMS INC 4 METROTECH CENTER 7TH FL BROOKLYN NY 11245-0003	9.61%

Fund	Name/Address	Percentage
	SECURITIES FINANCE TRUST COMPANY NYSCRF (SECURITIES FINANCE TRUST CO AS AGENT) 1 BOSTON PL FL 24TH BOSTON MA 02108-4407	8.65%

STATE STREET SM/MID CAP EQUITY INDEX A	STATE STREET BANK & TRUST AS TRUSTEE AND /OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	69.31%

	CHARLES SCHWAB & CO INC SPECIAL CUST A/C FBO OUR CUSTOMERS MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	7.49%

STATE STREET SM/MID CAP EQUITY INDEX I	SEI PRIVATE TRUST COMPANY C/O PRINCIPAL FINANCIAL ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	87.96%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	6.74%

STATE STREET SM/MID CAP EQUITY INDEX K	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	36.55%

	TIAA TRUST, N.A. AS CUST/TTEE OF RETIREMENT PLANS RECORDKEPT BY TIAA ATTN: FUND OPERATIONS 8500 ANDREW CARNEGIE BLVD CHARLOTTE NC 28262-8500	26.83%

	RELIANCE TRUST COMPANY FBO T ROWE PRICE RETIREMENT PLAN CLIENTS PO BOX 78446 ATLANTA GA 30357	7.62%

STATE STREET TARGET RETIREMENT I	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	91.37%

Fund	Name/Address	Percentage
	ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995

	MSCS FINANCIAL SERVICES, LLC MATRIX TRUST COMPANY TRUSTEE FBO RCG LLC 401(K) PLAN 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	8.63%

STATE STREET TARGET RETIREMENT K	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	31.66%

	VANGUARD FIDUCIARY TRUST COMPANY FBO 401K CLIENTS ATTN: INVESTMENT SERVICES PO BOX 2600 VALLEY FORGE PA 19482-2600	13.55%

STATE STREET TARGET RETIREMENT R3	STATE STREET BANK & TRUST AS TRUSTEE AND /OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	99.52%

STATE STREET TARGET RETIREMENT 2020 I	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	100.00%

STATE STREET TARGET RETIREMENT 2020 K	NATIONAL FINANCIAL SERVICES CORPORATION FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	38.95%

	VANGUARD FIDUCIARY TRUST COMPANY FBO 401K CLIENTS ATTN: INVESTMENT SERVICES	14.97%

Fund	Name/Address	Percentage
	PO BOX 2600 VALLEY FORGE PA 19482-2600

	PRINCIPAL LIFE INSURANCE COMPANY DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	6.99%

STATE STREET TARGET RETIREMENT 2020 R3	STATE STREET BANK & TRUST AS TRUSTEE AND /OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	98.67%

STATE STREET TARGET RETIREMENT 2025 I	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	94.74%

STATE STREET TARGET RETIREMENT 2025 K	NATIONAL FINANCIAL SERVICES CORPORATION FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	40.80%

	VANGUARD FIDUCIARY TRUST COMPANY FBO 401K CLIENTS ATTN: INVESTMENT SERVICES PO BOX 2600 VALLEY FORGE PA 19482-2600	11.96%

STATE STREET TARGET RETIREMENT 2025 R3	STATE STREET BANK & TRUST AS TRUSTEE AND /OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	100.00%

STATE STREET TARGET RETIREMENT 2030 I	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	98.20%

STATE STREET TARGET RETIREMENT 2030 K	NATIONAL FINANCIAL SERVICES CORPORATION FOR THE EXCLUSIVE	41.09%

Fund	Name/Address	Percentage
	BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995

	VANGUARD FIDUCIARY TRUST COMPANY FBO 401K CLIENTS ATTN: INVESTMENT SERVICES PO BOX 2600 VALLEY FORGE PA 19482-2600	9.21%

	PRINCIPAL LIFE INSURANCE COMPANY DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	6.33%

STATE STREET TARGET RETIREMENT 2030 R3	STATE STREET BANK & TRUST AS TRUSTEE AND /OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	99.29%

STATE STREET TARGET RETIREMENT 2035 I	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	90.83%

	EMPOWER TRUST FBO FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VLG CO 80111-5002	7.62%

STATE STREET TARGET RETIREMENT 2035 K	NATIONAL FINANCIAL SERVICES CORPORATION FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	42.60%

	VANGUARD FIDUCIARY TRUST COMPANY FBO 401K CLIENTS ATTN: INVESTMENT SERVICES PO BOX 2600 VALLEY FORGE PA 19482-2600	8.26%

	EMPOWER TRUST FBO FBO CERTAIN RETIREMENT PLANS	5.21%

Fund	Name/Address	Percentage
	8515 E ORCHARD ROAD 2T2 GREENWOOD VLG CO 80111-5002

	MID ATLANTIC TRUST COMPANY FBO PAYCHEX POOLED EMPLOYER 401(K) 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	5.15%

STATE STREET TARGET RETIREMENT 2035 R3	STATE STREET BANK & TRUST AS TRUSTEE AND /OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	100.00%

STATE STREET TARGET RETIREMENT 2040 I	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	90.79%

STATE STREET TARGET RETIREMENT 2040 K	NATIONAL FINANCIAL SERVICES CORPORATION FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	41.36%

	VANGUARD FIDUCIARY TRUST COMPANY FBO 401K CLIENTS ATTN: INVESTMENT SERVICES PO BOX 2600 VALLEY FORGE PA 19482-2600	7.39%

	PRINCIPAL LIFE INSURANCE COMPANY DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	6.49%

	EMPOWER TRUST FBO FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VLG CO 80111-5002	5.22%

STATE STREET TARGET RETIREMENT 2040 R3	STATE STREET BANK & TRUST AS TRUSTEE AND /OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	99.05%

Fund	Name/Address	Percentage
STATE STREET TARGET RETIREMENT 2045 I	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	99.57%

STATE STREET TARGET RETIREMENT 2045 K	NATIONAL FINANCIAL SERVICES CORPORATION FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	42.01%

	VANGUARD FIDUCIARY TRUST COMPANY FBO 401K CLIENTS ATTN: INVESTMENT SERVICES PO BOX 2600 VALLEY FORGE PA 19482-2600	6.65%

	MID ATLANTIC TRUST COMPANY FBO PAYCHEX POOLED EMPLOYER 401(K) 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	6.08%

	EMPOWER TRUST FBO FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VLG CO 80111-5002	5.85%

STATE STREET TARGET RETIREMENT 2045 R3	STATE STREET BANK & TRUST AS TRUSTEE AND /OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	99.82%

STATE STREET TARGET RETIREMENT 2050 I	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	73.27%

	EMPOWER TRUST FBO FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VLG CO 80111-5002	16.66%

STATE STREET TARGET RETIREMENT 2050 K	NATIONAL FINANCIAL SERVICES CORPORATION FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS 4TH FL	37.97%

Fund	Name/Address	Percentage
	499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995

	MID ATLANTIC TRUST COMPANY FBO PAYCHEX POOLED EMPLOYER 401(K) 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	6.89%

	VANGUARD FIDUCIARY TRUST COMPANY FBO 401K CLIENTS ATTN: INVESTMENT SERVICES PO BOX 2600 VALLEY FORGE PA 19482-2600	6.57%

	EMPOWER TRUST FBO FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VLG CO 80111-5002	5.67%

	PRINCIPAL LIFE INSURANCE COMPANY DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	5.07%

STATE STREET TARGET RETIREMENT 2050 R3	STATE STREET BANK & TRUST AS TRUSTEE AND /OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	99.88%

STATE STREET TARGET RETIREMENT 2050 I	STATE STREET BANK & TRUST AS TRUSTEE AND /OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	38.24%

	EMPOWER TRUST FBO FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VLG CO 80111-5002	32.45%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	29.19%

STATE STREET TARGET RETIREMENT 2055 K	NATIONAL FINANCIAL SERVICES CORPORATION FOR THE EXCLUSIVE	32.69%

Fund	Name/Address	Percentage
	BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995

	MID ATLANTIC TRUST COMPANY FBO PAYCHEX POOLED EMPLOYER 401(K) 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	8.10%

	BNY MELLON ASSET SERVICING MAC & CO ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	7.40%

	VANGUARD FIDUCIARY TRUST COMPANY FBO 401K CLIENTS ATTN: INVESTMENT SERVICES PO BOX 2600 VALLEY FORGE PA 19482-2600	6.60%

	EMPOWER TRUST FBO FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VLG CO 80111-5002	6.32%

STATE STREET TARGET RETIREMENT 2055 R3	STATE STREET BANK & TRUST AS TRUSTEE AND /OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	100.00%

STATE STREET TARGET RETIREMENT 2060 I	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	84.65%

	EMPOWER TRUST FBO FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VLG CO 80111-5002	8.42%

STATE STREET TARGET RETIREMENT 2060 K	NATIONAL FINANCIAL SERVICES CORPORATION FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	21.54%

Fund	Name/Address	Percentage
	MID ATLANTIC TRUST COMPANY FBO PAYCHEX POOLED EMPLOYER 401(K) 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	14.06%

	BNY MELLON ASSET SERVICING MAC & CO ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	12.06%

	VANGUARD FIDUCIARY TRUST COMPANY FBO 401K CLIENTS ATTN: INVESTMENT SERVICES PO BOX 2600 VALLEY FORGE PA 19482-2600	5.11%

STATE STREET TARGET RETIREMENT 2060 R3	STATE STREET BANK & TRUST AS TRUSTEE AND /OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	99.97%

STATE STREET TARGET RETIREMENT 2065 I	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	79.52%

	EMPOWER TRUST FBO FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VLG CO 80111-5002	19.99%

STATE STREET TARGET RETIREMENT 2065 K	BNY MELLON ASSET SERVICING MAC & CO ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	30.03%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	18.13%

Fund	Name/Address	Percentage
	BNY MELLON ASSET SERVICING MAC & CO ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	6.26%

	MATRIX TRUST COMPANY TRUSTEE FBO EPLAN SVCS GROUP TRUST PO BOX 52129 PHOENIX AZ 85072-2129	5.91%

STATE STREET TARGET RETIREMENT 2065 R3	STATE STREET BANK & TRUST AS TRUSTEE AND /OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	100.00%

STATE STREET EQUITY 500 INDEX II PORTFOLIO	STATE STREET /EQUITY 500 INDEX FEEDER FUND	52.67%
	STATE STREET /TARGET RETIREMENT 2030 FEEDER FUND	7.28%
	STATE STREET /TARGET RETIREMENT 2035 FEEDER FUND	7.26%
	STATE STREET /TARGET RETIREMENT 2040 FEEDER FUND	6.92%
	STATE STREET /TARGET RETIREMENT 2045 FEEDER FUND	6.47%
	STATE STREET /TARGET RETIREMENT 2050 FEEDER FUND	5.92%

STATE STREET AGGREGATE BOND INDEX PORTFOLIO	STATE STREET /AGGREGATE BOND INDEX FEEDER FUND	29.50%
	STATE STREET /TARGET RETIREMENT 2030 FEEDER FUND	17.33%
	STATE STREET /TARGET RETIREMENT 2035 FEEDER FUND	14.06%
	STATE STREET /TARGET RETIREMENT 2040 FEEDER FUND	9.26%
	STATE STREET /TARGET RETIREMENT 2020 FEEDER FUND	5.59%
	STATE STREET /TARGET RETIREMENT 2045 FEEDER FUND	5.21%

STATE STREET GLOBAL ALL CAP EQUITY EX-US INDEX PORTFOLIO	STATE STREET /GLOBAL EQUITY EX-US INDEX FEEDER	23.30%
	STATE STREET /TARGET RETIREMENT 2040 FEEDER FUND	11.83%

Fund	Name/Address	Percentage
	STATE STREET /TARGET RETIREMENT 2045 FEEDER FUND	11.68%
	STATE STREET /TARGET RETIREMENT 2035 FEEDER FUND	11.51%
	STATE STREET /TARGET RETIREMENT 2030 FEEDER FUND	9.36%
	STATE STREET /TARGET RETIREMENT 2055 FEEDER FUND	7.925%
	STATE STREET /TARGET RETIREMENT 2060 FEEDER FUND	5.18%

STATTE STREET SMALL/MID CAP EQUITY INDEX PORTFOLIO	STATE STREET /SMALL MIDCAP/EQUITY INDEX FUND	23.41%
	STATE STREET /TARGET RETIREMENT 2045 FEEDER FUND	12.35%
	STATE STREET /TARGET RETIREMENT 2050 FEEDER FUND	12.24%
	STATE STREET /TARGET RETIREMENT 2040 FEEDER FUND	11.25%
	STATE STREET /TARGET RETIREMENT 2035 FEEDER FUND	9.86%
	STATE STREET /TARGET RETIREMENT 2055 FEEDER FUND	9.66%
	STATE STREET /TARGET RETIREMENT 2030 FEEDER FUND	7.70%
	STATE STREET /TARGET RETIREMENT 2060 FEEDER FUND	6.31%

STATE STREET NAVIGATOR SECURITIES LENDING PORTFOLIO I	DIAMOND HILL LONG-SHORT FUND	81.37%
	DIAMOND HILL SHORT DURATION TOTAL RETURN FUND	7.92%

STATE STREET MONEY MARKET PORTFOLIO	STATE STREET INSTITUTIONAL LIQUID RESERVIES FUND	100.00%

STSTR US GOVERNMENT MMKT PORTFOLIO	STATE STREET INSTITUTUTIONAL U.S. GOVERNMENT MONEY MARKET FUND	100.00%

STSTR TREASURY PORTFOLIO	STATE STREET INSTITUTIONAL TREASURY MONEY MARKET FUND	95.02%

STSTR TREASURY PLUS PORTFOLIO	STATE STREET INSTITUTIONAL TREASURY MONEY MARKET FUND	90.02%
	STATE STREET TREASURY OBLIGATIONS MONEY MARKET FUND	9.08%

SS INTL DEV EQTY IDX PORTFOLIO	STATE STREET HEDGED INTERNATIONAL DEVELOPED EQUITY INDEX FUND	100.00%

APPENDIX D

INDEPENDENT TRUSTEE COMPENSATION

ELFUN FUNDS

The table below shows the compensation that each of the following have received from the Elfun Funds during the fiscal year ended December 31, 2023: Patrick J. Riley, John R. Costantino, Michael A. Jessee, Donna M. Rapaccioli, Margaret K. McLaughlin, George M. Pereira, and Mark E. Swanson.

Independent Trustee	Fund Name	Total Compensation for Each Fund	Total Compensation for all Investment Companies Managed by SSGA FM
Patrick J. Riley	Elfun Diversified Fund	$3,493.94	$450,000.00
	Elfun Government Money Market Fund	$3,470.17
	Elfun Income Fund	$3,477.33
	Elfun International Equity Fund	$3,482.74
	Elfun Tax-Exempt Income Fund	$4,514.11
	Elfun Trusts	$6,994.16
John R. Costantino(1)	Elfun Diversified Fund	$2,795.16	$360,000.00
	Elfun Government Money Market Fund	$2,776.14
	Elfun Income Fund	$2,781.87
	Elfun International Equity Fund	$2,786.19
	Elfun Tax-Exempt Income Fund	$3,611.28
	Elfun Trusts	$5,595.33
Michael A. Jessee(1)	Elfun Diversified Fund	$2,795.16	$360,000.00
	Elfun Government Money Market Fund	$2,776.14
	Elfun Income Fund	$2,781.87
	Elfun International Equity Fund	$2,786.19
	Elfun Tax-Exempt Income Fund	$3,611.28
	Elfun Trusts	$5,595.33
Donna M. Rapaccioli	Elfun Diversified Fund	$2,795.16	$360,000.00
	Elfun Government Money Market Fund	$2,776.14
	Elfun Income Fund	$2,781.87
	Elfun International Equity Fund	$2,786.19
	Elfun Tax-Exempt Income Fund	$3,611.28
	Elfun Trusts	$5,595.33
Margaret K. McLaughlin	Elfun Diversified Fund	$2,795.16	$360,000.00
	Elfun Government Money Market Fund	$2,776.14
	Elfun Income Fund	$2,781.87
	Elfun International Equity Fund	$2,786.19
	Elfun Tax-Exempt Income Fund	$3,611.28
	Elfun Trusts	$5,595.33
George M. Pereira	Elfun Diversified Fund	$2,795.16	$360,000.00
	Elfun Government Money Market Fund	$2,776.14
	Elfun Income Fund	$2,781.87
	Elfun International Equity Fund	$2,786.19
	Elfun Tax-Exempt Income Fund	$3,611.28
	Elfun Trusts	$5,595.33

Independent Trustee	Fund Name	Total Compensation for Each Fund	Total Compensation for all Investment Companies Managed by SSGA FM
Mark E. Swanson(2)	Elfun Diversified Fund	$2,056.75	$300,000.00
	Elfun Government Money Market Fund	$2,038.95
	Elfun Income Fund	$2,043.70
	Elfun International Equity Fund	$2,049.31
	Elfun Tax-Exempt Income Fund	$2,798.55
	Elfun Trusts	$4,615.98

(1)	Each of Messrs. Costantino and Jessee are scheduled to retire from the Board of Trustees of each of the Funds effective December 31, 2024, in accordance with the applicable retirement policy.
(2)	Mr. Swanson was appointed to the Board of Trustees of each of the Funds effective March 2, 2023.

SSGA FUNDS

The table below shows the compensation that each of the following have received from the SSGA Funds during the fiscal year ended December 31, 2023: Patrick J. Riley, John R. Costantino, Michael A. Jessee, Donna M. Rapaccioli, Margaret K. McLaughlin, George M. Pereira, and Mark E. Swanson.

Independent Trustee	Fund Name	Total Compensation for Each Fund	Total Compensation for all Investment Companies Managed by SSGA FM
Patrick J. Riley	State Street S&P 500 Index Fund	$4,795.61	$450,000.00
	State Street International Stock Selection Fund	$3,463.04
John R. Costantino(1)	State Street S&P 500 Index Fund	$3,836.51	$360,000.00
	State Street International Stock Selection Fund	$2,770.44
Michael A. Jessee(1)	State Street S&P 500 Index Fund	$3,836.51	$360,000.00
	State Street International Stock Selection Fund	$2,770.44
Donna M. Rapaccioli	State Street S&P 500 Index Fund	$3,836.51	$360,000.00
	State Street International Stock Selection Fund	$2,770.44
Margaret K. McLaughlin	State Street S&P 500 Index Fund	$3,836.51	$360,000.00
	State Street International Stock Selection Fund	$2,770.44
George M. Pereira	State Street S&P 500 Index Fund	$3,836.51	$360,000.00
	State Street International Stock Selection Fund	$2,770.44
Mark E. Swanson(2)	State Street S&P 500 Index Fund	$3,004.06	$300,000.00
	State Street International Stock Selection Fund	$2,034.13

(1)	Each of Messrs. Costantino and Jessee are scheduled to retire from the Board of Trustees of each of the Funds effective December 31, 2024, in accordance with the applicable retirement policy.
(2)	Mr. Swanson was appointed to the Board of Trustees of each of the Funds effective March 2, 2023.

STATE STREET INSTITUTIONAL INVESTMENT TRUST

The table below shows the compensation that each of the following have received from the State Street Institutional Investment Trust during the fiscal year ended December 31, 2023: Patrick J. Riley, John R. Costantino, Michael A. Jessee, Donna M. Rapaccioli, Margaret K. McLaughlin, George M. Pereira, and Mark E. Swanson.

Independent Trustee	Fund Name	Total Compensation for Each Fund	Total Compensation for all Investment Companies Managed by SSGA FM
Patrick J. Riley	State Street Institutional Liquid Reserves Fund	$3,291.52	$450,000.00
	State Street Equity 500 Index Fund	$3,291.52
	State Street Institutional US Government Money Market Fund	$3,291.52
	State Street Institutional Treasury Money Market Fund	$3,291.52
	State Street Institutional Treasury Plus Money Market Fund	$3,291.52
	State Street Treasury Obligation Money Market Fund	$3,291.52
	State Street Equity 500 Index II Portfolio	$12,888.22
	State Street Global All Cap Equity ex-U.S. Index Portfolio	$9,647.47
	State Street Aggregate Bond Index Portfolio	$5,960.02
	State Street Small/Mid Cap Equity Index Portfolio	$5,433.00
	State Street Target Retirement 2020 Fund	$4,326.86
	State Street Target Retirement 2025 Fund	$5,316.57
	State Street Target Retirement 2030 Fund	$5,915.09
	State Street Target Retirement 2035 Fund	$5,761.62
	State Street Target Retirement 2040 Fund	$5,515.27
	State Street Target Retirement 2045 Fund	$5,248.33
	State Street Target Retirement 2050 Fund	$4,837.27
	State Street Target Retirement 2055 Fund	$4,369.17
	State Street Target Retirement 2060 Fund	$3,908.91
	State Street Target Retirement Fund	$4,028.98
	State Street Hedged International Developed Equity Index Fund	$3,291.52
	State Street Small/Mid Cap Equity Index Fund	$3,291.52

Independent Trustee	Fund Name	Total Compensation for Each Fund	Total Compensation for all Investment Companies Managed by SSGA FM
	State Street Emerging Markets Equity Index Fund	$4,009.98
	State Street Diversified Income Fund	$910.32
	State Street Target Retirement 2065 Fund	$3,431.25
	State Street Global All Cap Equity ex-U.S. Index Fund	$3,291.52
	State Street Aggregate Bond Index Fund	$3,291.52
	State Street Income Fund	$4,949.55
	State Street U.S. Core Equity Fund	$10,052.19
	State Street Balanced Index Fund	None.
John R. Costantino(1)	State Street Institutional Liquid Reserves Fund	$2,633.22	$360,000.00
	State Street Equity 500 Index Fund	$2,633.22
	State Street Institutional US Government Money Market Fund	$2,633.22
	State Street Institutional Treasury Money Market Fund	$2,633.22
	State Street Institutional Treasury Plus Money Market Fund	$2,633.22
	State Street Treasury Obligation Money Market Fund	$2,633.22
	State Street Equity 500 Index II Portfolio	$10,310.57
	State Street Global All Cap Equity ex-U.S. Index Portfolio	$7,717.97
	State Street Aggregate Bond Index Portfolio	$4,768.02
	State Street Small/Mid Cap Equity Index Portfolio	$4,346.42
	State Street Target Retirement 2020 Fund	$3,461.48
	State Street Target Retirement 2025 Fund	$4,253.25
	State Street Target Retirement 2030 Fund	$4,732.08
	State Street Target Retirement 2035 Fund	$4,609.31
	State Street Target Retirement 2040 Fund	$4,412.20
	State Street Target Retirement 2045 Fund	$4,198.67
	State Street Target Retirement 2050 Fund	$3,869.82
	State Street Target Retirement 2055 Fund	$3,495.33
	State Street Target Retirement 2060 Fund	$3,127.14
	State Street Target Retirement Fund	$3,223.20

Independent Trustee	Fund Name	Total Compensation for Each Fund	Total Compensation for all Investment Companies Managed by SSGA FM
	State Street Hedged International Developed Equity Index Fund	$2,633.22
	State Street Small/Mid Cap Equity Index Fund	$2,633.22
	State Street Emerging Markets Equity Index Fund	$3,207.97
	State Street Diversified Income Fund	$728.26
	State Street Target Retirement 2065 Fund	$2,744.99
	State Street Global All Cap Equity ex-U.S. Index Fund	$2,633.22
	State Street Aggregate Bond Index Fund	$2,633.22
	State Street Income Fund	$3,959.64
	State Street U.S. Core Equity Fund	$8,041.76
	State Street Balanced Index Fund	None.
Michael A. Jessee(1)	State Street Institutional Liquid Reserves Fund	$2,633.22	$360,000.00
	State Street Equity 500 Index Fund	$2,633.22
	State Street Institutional US Government Money Market Fund	$2,633.22
	State Street Institutional Treasury Money Market Fund	$2,633.22
	State Street Institutional Treasury Plus Money Market Fund	$2,633.22
	State Street Treasury Obligation Money Market Fund	$2,633.22
	State Street Equity 500 Index II Portfolio	$10,310.57
	State Street Global All Cap Equity ex-U.S. Index Portfolio	$7,717.97
	State Street Aggregate Bond Index Portfolio	$4,768.02
	State Street Small/Mid Cap Equity Index Portfolio	$4,346.42
	State Street Target Retirement 2020 Fund	$3,461.48
	State Street Target Retirement 2025 Fund	$4,253.25
	State Street Target Retirement 2030 Fund	$4,732.08
	State Street Target Retirement 2035 Fund	$4,609.31
	State Street Target Retirement 2040 Fund	$4,412.20
	State Street Target Retirement 2045 Fund	$4,198.67
	State Street Target Retirement 2050 Fund	$3,869.82
	State Street Target Retirement 2055 Fund	$3,495.33
	State Street Target Retirement 2060 Fund	$3,127.14
	State Street Target Retirement Fund	$3,223.20
	State Street Hedged International Developed Equity Index Fund	$2,633.22
	State Street Small/Mid Cap Equity Index Fund	$2,633.22
	State Street Emerging Markets Equity Index Fund	$3,207.97
	State Street Diversified Income Fund	$728.26

Independent Trustee	Fund Name	Total Compensation for Each Fund	Total Compensation for all Investment Companies Managed by SSGA FM
	State Street Target Retirement 2065 Fund	$2,744.99
	State Street Global All Cap Equity ex-U.S. Index Fund	$2,633.22
	State Street Aggregate Bond Index Fund	$2,633.22
	State Street Income Fund	$3,959.64
	State Street U.S. Core Equity Fund	$8,041.76
	State Street Balanced Index Fund	None.
Donna M. Rapaccioli	State Street Institutional Liquid Reserves Fund	$2,633.22	$360,000.00
	State Street Equity 500 Index Fund	$2,633.22
	State Street Institutional US Government Money Market Fund	$2,633.22
	State Street Institutional Treasury Money Market Fund	$2,633.22
	State Street Institutional Treasury Plus Money Market Fund	$2,633.22
	State Street Treasury Obligation Money Market Fund	$2,633.22
	State Street Equity 500 Index II Portfolio	$10,310.57
	State Street Global All Cap Equity ex-U.S. Index Portfolio	$7,717.97
	State Street Aggregate Bond Index Portfolio	$4,768.02
	State Street Small/Mid Cap Equity Index Portfolio	$4,346.42
	State Street Target Retirement 2020 Fund	$3,461.48
	State Street Target Retirement 2025 Fund	$4,253.25
	State Street Target Retirement 2030 Fund	$4,732.08
	State Street Target Retirement 2035 Fund	$4,609.31
	State Street Target Retirement 2040 Fund	$4,412.20
	State Street Target Retirement 2045 Fund	$4,198.67
	State Street Target Retirement 2050 Fund	$3,869.82
	State Street Target Retirement 2055 Fund	$3,495.33
	State Street Target Retirement 2060 Fund	$3,127.14
	State Street Target Retirement Fund	$3,223.20
	State Street Hedged International Developed Equity Index Fund	$2,633.22
	State Street Small/Mid Cap Equity Index Fund	$2,633.22
	State Street Emerging Markets Equity Index Fund	$3,207.97

Independent Trustee	Fund Name	Total Compensation for Each Fund	Total Compensation for all Investment Companies Managed by SSGA FM
	State Street Diversified Income Fund	$728.26
	State Street Target Retirement 2065 Fund	$2,744.99
	State Street Global All Cap Equity ex-U.S. Index Fund	$2,633.22
	State Street Aggregate Bond Index Fund	$2,633.22
	State Street Income Fund	$3,959.64
	State Street U.S. Core Equity Fund	$8,041.76
	State Street Balanced Index Fund	None.
Margaret K. McLaughlin	State Street Institutional Liquid Reserves Fund	$2,633.22	$360,000.00
	State Street Equity 500 Index Fund	$2,633.22
	State Street Institutional US Government Money Market Fund	$2,633.22
	State Street Institutional Treasury Money Market Fund	$2,633.22
	State Street Institutional Treasury Plus Money Market Fund	$2,633.22
	State Street Treasury Obligation Money Market Fund	$2,633.22
	State Street Equity 500 Index II Portfolio	$10,310.57
	State Street Global All Cap Equity ex-U.S. Index Portfolio	$7,717.97
	State Street Aggregate Bond Index Portfolio	$4,768.02
	State Street Small/Mid Cap Equity Index Portfolio	$4,346.42
	State Street Target Retirement 2020 Fund	$3,461.48
	State Street Target Retirement 2025 Fund	$4,253.25
	State Street Target Retirement 2030 Fund	$4,732.08
	State Street Target Retirement 2035 Fund	$4,609.31
	State Street Target Retirement 2040 Fund	$4,412.20
	State Street Target Retirement 2045 Fund	$4,198.67
	State Street Target Retirement 2050 Fund	$3,869.82
	State Street Target Retirement 2055 Fund	$3,495.33
	State Street Target Retirement 2060 Fund	$3,127.14
	State Street Target Retirement Fund	$3,223.20
	State Street Hedged International Developed Equity Index Fund	$2,633.22

Independent Trustee	Fund Name	Total Compensation for Each Fund	Total Compensation for all Investment Companies Managed by SSGA FM
	State Street Small/Mid Cap Equity Index Fund	$2,633.22
	State Street Emerging Markets Equity Index Fund	$3,207.97
	State Street Diversified Income Fund	$728.26
	State Street Target Retirement 2065 Fund	$2,744.99
	State Street Global All Cap Equity ex-U.S. Index Fund	$2,633.22
	State Street Aggregate Bond Index Fund	$2,633.22
	State Street Income Fund	$3,959.64
	State Street U.S. Core Equity Fund	$8,041.76
	State Street Balanced Index Fund	None.
George M. Pereira	State Street Institutional Liquid Reserves Fund	$2,633.22	$360,000.00
	State Street Equity 500 Index Fund	$2,633.22
	State Street Institutional US Government Money Market Fund	$2,633.22
	State Street Institutional Treasury Money Market Fund	$2,633.22
	State Street Institutional Treasury Plus Money Market Fund	$2,633.22
	State Street Treasury Obligation Money Market Fund	$2,633.22
	State Street Equity 500 Index II Portfolio	$10,310.57
	State Street Global All Cap Equity ex-U.S. Index Portfolio	$7,717.97
	State Street Aggregate Bond Index Portfolio	$4,768.02
	State Street Small/Mid Cap Equity Index Portfolio	$4,346.42
	State Street Target Retirement 2020 Fund	$3,461.48
	State Street Target Retirement 2025 Fund	$4,253.25
	State Street Target Retirement 2030 Fund	$4,732.08
	State Street Target Retirement 2035 Fund	$4,609.31
	State Street Target Retirement 2040 Fund	$4,412.20
	State Street Target Retirement 2045 Fund	$4,198.67
	State Street Target Retirement 2050 Fund	$3,869.82
	State Street Target Retirement 2055 Fund	$3,495.33
	State Street Target Retirement 2060 Fund	$3,127.14

Independent Trustee	Fund Name	Total Compensation for Each Fund	Total Compensation for all Investment Companies Managed by SSGA FM
	State Street Target Retirement Fund	$3,223.20
	State Street Hedged International Developed Equity Index Fund	$2,633.22
	State Street Small/Mid Cap Equity Index Fund	$2,633.22
	State Street Emerging Markets Equity Index Fund	$3,207.97
	State Street Diversified Income Fund	$728.26
	State Street Target Retirement 2065 Fund	$2,744.99
	State Street Global All Cap Equity ex-U.S. Index Fund	$2,633.22
	State Street Aggregate Bond Index Fund	$2,633.22
	State Street Income Fund	$3,959.64
	State Street U.S. Core Equity Fund	$8,041.76
	State Street Balanced Index Fund	None.
Mark E. Swanson(2)	State Street Institutional Liquid Reserves Fund	$1,909.08	$300,000.00
	State Street Equity 500 Index Fund	$1,909.08
	State Street Institutional US Government Money Market Fund	$1,909.08
	State Street Institutional Treasury Money Market Fund	$1,909.08
	State Street Institutional Treasury Plus Money Market Fund	$1,909.08
	State Street Treasury Obligation Money Market Fund	$1,909.08
	State Street Equity 500 Index II Portfolio	$8,989.84
	State Street Global All Cap Equity ex-U.S. Index Portfolio	$6,592.37
	State Street Aggregate Bond Index Portfolio	$3,878.38
	State Street Small/Mid Cap Equity Index Portfolio	$3,490.29
	State Street Target Retirement 2020 Fund	$2,666.77
	State Street Target Retirement 2025 Fund	$3,395.48
	State Street Target Retirement 2030 Fund	$3,843.18
	State Street Target Retirement 2035 Fund	$3,731.99
	State Street Target Retirement 2040 Fund	$3,551.80
	State Street Target Retirement 2045 Fund	$3,356.60
	State Street Target Retirement 2050 Fund	$3,055.22
	State Street Target Retirement 2055 Fund	$2,709.52
	State Street Target Retirement 2060 Fund	$2,369.24
	State Street Target Retirement Fund	$2,449.14
	State Street Hedged International Developed Equity Index Fund	$1,909.08
	State Street Small/Mid Cap Equity Index Fund	$1,909.08
	State Street Emerging Markets Equity Index Fund	$2,432.90

Independent Trustee	Fund Name	Total Compensation for Each Fund	Total Compensation for all Investment Companies Managed by SSGA FM
	State Street Diversified Income Fund	None.
	State Street Target Retirement 2065 Fund	$2,013.89
	State Street Global All Cap Equity ex-U.S. Index Fund	$1,909.08
	State Street Aggregate Bond Index Fund	$1,909.08
	State Street Income Fund	$3,114.05
	State Street U.S. Core Equity Fund	$6,849.88
	State Street Balanced Index Fund	None.

(1)	Each of Messrs. Costantino and Jessee are scheduled to retire from the Board of Trustees of each of the Funds effective December 31, 2024, in accordance with the applicable retirement policy.
(2)	Mr. Swanson was appointed to the Board of Trustees of each of the Funds effective March 2, 2023.

STATE STREET MASTER FUNDS

The table below shows the compensation that each of the following have received from the State Street Master Funds during the fiscal year ended December 31, 2023: Patrick J. Riley, John R. Costantino, Michael A. Jessee, Donna M. Rapaccioli, Margaret K. McLaughlin, George M. Pereira, and Mark E. Swanson.

Independent Trustee	Fund Name	Total Compensation for Each Fund	Total Compensation for all Investment Companies Managed by SSGA FM
Patrick J. Riley	State Street Money Market Portfolio	$18,427.49	$450,000.00
	State Street US Government Money Market Portfolio	$116,566.54
	State Street Treasury Money Market Portfolio	$18,288.76
	State Street Treasury Plus Money Market Portfolio	$47,412.07
	State Street International Developed Equity Index Portfolio	$7,257.71
John R. Costantino(1)	State Street Money Market Portfolio	$14,741.99	$360,000.00
	State Street US Government Money Market Portfolio	$93,253.10
	State Street Treasury Money Market Portfolio	$14,631.01
	State Street Treasury Plus Money Market Portfolio	$37,929.62
	State Street International Developed Equity Index Portfolio	$5,806.18
Michael A. Jessee(1)	State Street Money Market Portfolio	$14,741.99	$360,000.00
	State Street US Government Money Market Portfolio	$93,253.10
	State Street Treasury Money Market Portfolio	$14,631.01
	State Street Treasury Plus Money Market Portfolio	$37,929.62
	State Street International Developed Equity Index Portfolio	$5,806.18
Donna M. Rapaccioli	State Street Money Market Portfolio	$14,741.99	$360,000.00
	State Street US Government Money Market Portfolio	$93,253.10
	State Street Treasury Money Market Portfolio	$14,631.01
	State Street Treasury Plus Money Market Portfolio	$37,929.62
	State Street International Developed Equity Index Portfolio	$5,806.18
Margaret K. McLaughlin	State Street Money Market Portfolio	$14,741.99	$360,000.00
	State Street US Government Money Market Portfolio	$93,253.10
	State Street Treasury Money Market Portfolio	$14,631.01

Independent Trustee	Fund Name	Total Compensation for Each Fund	Total Compensation for all Investment Companies Managed by SSGA FM
	State Street Treasury Plus Money Market Portfolio	$37,929.62
	State Street International Developed Equity Index Portfolio	$5,806.18
George M. Pereira	State Street Money Market Portfolio	$14,741.99	$360,000.00
	State Street US Government Money Market Portfolio	$93,253.10
	State Street Treasury Money Market Portfolio	$14,631.01
	State Street Treasury Plus Money Market Portfolio	$37,929.62
	State Street International Developed Equity Index Portfolio	$5,806.18
Mark E. Swanson(2)	State Street Money Market Portfolio	$13,002.51	$300,000.00
	State Street US Government Money Market Portfolio	$84,102.68
	State Street Treasury Money Market Portfolio	$12,742.10
	State Street Treasury Plus Money Market Portfolio	$33,417.92
	State Street International Developed Equity Index Portfolio	$4,766.74

(1)	Each of Messrs. Costantino and Jessee are scheduled to retire from the Board of Trustees of each of the Funds effective December 31, 2024, in accordance with the applicable retirement policy.
(2)	Mr. Swanson was appointed to the Board of Trustees of each of the Funds effective March 2, 2023.

STATE STREET NAVIGATOR SECURITIES LENDING TRUST

The table below shows the compensation that each of the following have received from the State Street Navigator Securities Lending Trust during the fiscal year ended December 31, 2023: Patrick J. Riley, John R. Costantino, Michael A. Jessee, Donna M. Rapaccioli, Margaret K. McLaughlin, George M. Pereira, and Mark E. Swanson.

Independent Trustee	Fund Name	Total Compensation for Each Fund	Total Compensation for all Investment Companies Managed by SSGA FM
Patrick J. Riley	State Street Navigator Securities Lending Portfolio I	$4,052.08	$450,000.00
	State Street Navigator Securities Lending Portfolio II	$15,878.51
	State Street Navigator Securities Lending Government Money Market Portfolio	$14,252.58
John R. Costantino(1)	State Street Navigator Securities Lending Portfolio I	$3,241.66	$360,000.00
	State Street Navigator Securities Lending Portfolio II	$12,702.80
	State Street Navigator Securities Lending Government Money Market Portfolio	$11,402.07
Michael A. Jessee(1)	State Street Navigator Securities Lending Portfolio I	$3,241.66	$360,000.00
	State Street Navigator Securities Lending Portfolio II	$12,702.80
	State Street Navigator Securities Lending Government Money Market Portfolio	$11,402.07
Donna M. Rapaccioli	State Street Navigator Securities Lending Portfolio I	$3,241.66	$360,000.00
	State Street Navigator Securities Lending Portfolio II	$12,702.80
	State Street Navigator Securities Lending Government Money Market Portfolio	$11,402.07
Margaret K. McLaughlin	State Street Navigator Securities Lending Portfolio I	$3,241.66	$360,000.00
	State Street Navigator Securities Lending Portfolio II	$12,702.80
	State Street Navigator Securities Lending Government Money Market Portfolio	$11,402.07
George M. Pereira	State Street Navigator Securities Lending Portfolio I	$3,241.66	$360,000.00
	State Street Navigator Securities Lending Portfolio II	$12,702.80
	State Street Navigator Securities Lending Government Money Market Portfolio	$11,402.07

Independent Trustee	Fund Name	Total Compensation for Each Fund	Total Compensation for all Investment Companies Managed by SSGA FM
Mark E. Swanson(2)	State Street Navigator Securities Lending Portfolio I	$2,459.12	$300,000.00
	State Street Navigator Securities Lending Portfolio II	$11,153.56
	State Street Navigator Securities Lending Government Money Market Portfolio	$9,818.89

(1)	Each of Messrs. Costantino and Jessee are scheduled to retire from the Board of Trustees of each of the Funds effective December 31, 2024, in accordance with the applicable retirement policy.
(2)	Mr. Swanson was appointed to the Board of Trustees of each of the Funds effective March 2, 2023.

STATE STREET INSTITUTIONAL FUNDS

The table below shows the compensation that each of the following have received from the State Street Institutional Funds during the fiscal year ended December 31, 2023: Patrick J. Riley, John R. Costantino, Michael A. Jessee, Donna M. Rapaccioli, Margaret K. McLaughlin, George M. Pereira, and Mark E. Swanson.

Independent Trustee	Fund Name	Total Compensation for Each Fund	Total Compensation for all Investment Companies Managed by SSGA FM
Patrick J. Riley	State Street Institutional Premier Growth Equity Fund	$1,716.11	$450,000.00
	State Street Institutional U.S. Equity Fund	$3,533.55
	State Street Institutional Small-Cap Equity Fund	$4,530.35
John R. Costantino(1)	State Street Institutional Premier Growth Equity Fund	$1,372.90	$360,000.00
	State Street Institutional U.S. Equity Fund	$2,826.85
	State Street Institutional Small-Cap Equity Fund	$3,624.30
Michael A. Jessee(1)	State Street Institutional Premier Growth Equity Fund	$1,372.90	$360,000.00
	State Street Institutional U.S. Equity Fund	$2,826.85
	State Street Institutional Small-Cap Equity Fund	$3,624.30
Donna M. Rapaccioli	State Street Institutional Premier Growth Equity Fund	$1,372.90	$360,000.00
	State Street Institutional U.S. Equity Fund	$2,826.85
	State Street Institutional Small-Cap Equity Fund	$3,624.30
Margaret K. McLaughlin	State Street Institutional Premier Growth Equity Fund	$1,372.90	$360,000.00
	State Street Institutional U.S. Equity Fund	$2,826.85
	State Street Institutional Small-Cap Equity Fund	$3,624.30
George M. Pereira	State Street Institutional Premier Growth Equity Fund	$1,372.90	$360,000.00
	State Street Institutional U.S. Equity Fund	$2,826.85
	State Street Institutional Small-Cap Equity Fund	$3,624.30
Mark E. Swanson(2)	State Street Institutional Premier Growth Equity Fund	$646.58	$300,000.00
	State Street Institutional U.S. Equity Fund	$2,086.73

Independent Trustee	Fund Name	Total Compensation for Each Fund	Total Compensation for all Investment Companies Managed by SSGA FM
	State Street Institutional Small-Cap Equity Fund	$2,812.48

(1)	Each of Messrs. Costantino and Jessee are scheduled to retire from the Board of Trustees of each of the Funds effective December 31, 2024, in accordance with the applicable retirement policy.
(2)	Mr. Swanson was appointed to the Board of Trustees of each of the Funds effective March 2, 2023.

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

The table below shows the compensation that each of the following have received from the State Street Variable Insurance Series Funds, Inc. during the fiscal year ended December 31, 2023: Patrick J. Riley, John R. Costantino, Michael A. Jessee, Donna M. Rapaccioli, Margaret K. McLaughlin, George M. Pereira, and Mark E. Swanson.

Independent Director	Fund Name	Total Compensation for Each Fund	Total Compensation for all Investment Companies Managed by SSGA FM
Patrick J. Riley	State Street S&P 500 Index V.I.S Fund	$3,473.96	$450,000.00
	State Street Real Estate Securities V.I.S. Fund	$3,344.37
	State Street Premier Growth Equity V.I.S. Fund	$3,324.48
	State Street Total Return V.I.S. Fund	$4,883.50
	State Street U.S. Equity V.I.S. Fund	$3,315.49
	State Street Income V.I.S. Fund	$3,303.89
	State Street Small-Cap Equity V.I.S. Fund	$3,322.19
John R. Costantino(1)	State Street S&P 500 Index V.I.S Fund	$2,779.18	$360,000.00
	State Street Real Estate Securities V.I.S. Fund	$2,675.50
	State Street Premier Growth Equity V.I.S. Fund	$2,659.58
	State Street Total Return V.I.S. Fund	$3,906.79
	State Street U.S. Equity V.I.S. Fund	$2,652.40
	State Street Income V.I.S. Fund	$2,643.10
	State Street Small-Cap Equity V.I.S. Fund	$2,657.77
Michael A. Jessee(1)	State Street S&P 500 Index V.I.S Fund	$2,779.18	$360,000.00
	State Street Real Estate Securities V.I.S. Fund	$2,675.50
	State Street Premier Growth Equity V.I.S. Fund	$2,659.58
	State Street Total Return V.I.S. Fund	$3,906.79
	State Street U.S. Equity V.I.S. Fund	$2,652.40
	State Street Income V.I.S. Fund	$2,643.10
	State Street Small-Cap Equity V.I.S. Fund	$2,657.77
Donna M. Rapaccioli	State Street S&P 500 Index V.I.S Fund	$2,779.18	$360,000.00
	State Street Real Estate Securities V.I.S. Fund	$2,675.50
	State Street Premier Growth Equity V.I.S. Fund	$2,659.58
	State Street Total Return V.I.S. Fund	$3,906.79
	State Street U.S. Equity V.I.S. Fund	$2,652.40
	State Street Income V.I.S. Fund	$2,643.10
	State Street Small-Cap Equity V.I.S. Fund	$2,657.77

Independent Director	Fund Name	Total Compensation for Each Fund	Total Compensation for all Investment Companies Managed by SSGA FM
Margaret K. McLaughlin	State Street S&P 500 Index V.I.S Fund	$2,779.18	$360,000.00
	State Street Real Estate Securities V.I.S. Fund	$2,675.50
	State Street Premier Growth Equity V.I.S. Fund	$2,659.58
	State Street Total Return V.I.S. Fund	$3,906.79
	State Street U.S. Equity V.I.S. Fund	$2,652.40
	State Street Income V.I.S. Fund	$2,643.10
	State Street Small-Cap Equity V.I.S. Fund	$2,657.77
George M. Pereira	State Street S&P 500 Index V.I.S Fund	$2,779.18	$360,000.00
	State Street Real Estate Securities V.I.S. Fund	$2,675.50
	State Street Premier Growth Equity V.I.S. Fund	$2,659.58
	State Street Total Return V.I.S. Fund	$3,906.79
	State Street U.S. Equity V.I.S. Fund	$2,652.40
	State Street Income V.I.S. Fund	$2,643.10
	State Street Small-Cap Equity V.I.S. Fund	$2,657.77
Mark E. Swanson(2)	State Street S&P 500 Index V.I.S Fund	$2,042.31	$300,000.00
	State Street Real Estate Securities V.I.S. Fund	$1,947.86
	State Street Premier Growth Equity V.I.S. Fund	$1,933.20
	State Street Total Return V.I.S. Fund	$3,068.66
	State Street U.S. Equity V.I.S. Fund	$1,926.49
	State Street Income V.I.S. Fund	$1,918.04
	State Street Small-Cap Equity V.I.S. Fund	$1,931.36

(1)	Each of Messrs. Costantino and Jessee are scheduled to retire from the Board of Directors of each of the Funds effective December 31, 2024, in accordance with the applicable retirement policy.
(2)	Mr. Swanson was appointed to the Board of Directors of each of the Funds effective March 2, 2023.

APPENDIX E

SHARES ISSUED AND OUTSTANDING & NUMBER OF VOTES

(BY FUND)

The following table sets forth the number of shares of each class of each constituent fund of the Trusts issued and outstanding as well as the number of votes corresponding to those shares as of the Record Date:

STATE STREET INSTITUTIONAL FUNDS

Fund Name	Share Class	Shares Outstanding	Number of Votes
State Street Institutional Small-Cap Equity Fund	Investment Class	40,661,603.762	40,661,603.762
State Street Institutional Small-Cap Equity Fund	Service Class	102,759.576	102,759.576
State Street Institutional U.S. Equity Fund	Investment Class	21,709,526.590	21,709,526.590
State Street Institutional U.S. Equity Fund	Service Class	7,534.990	7,534.990

SSGA FUNDS

Fund Name	Share Class	Shares Outstanding	Number of Votes
State Street International Stock Selection Fund	A	10,357.350	10,357.350
State Street International Stock Selection Fund	I	272,841.159	272,841.159
State Street International Stock Selection Fund	K	3,923,781.956	3,923,781.956
State Street International Stock Selection Fund	N	7,315,978.557	7,315,978.557
State Street S&P 500 Index Fund	N	5,607,645.155	5,607,645.155

ELFUN DIVERSIFIED FUND

Fund Name	Share Class	Shares Outstanding	Number of Votes
Elfun Diversified Fund	N/A	8,431,567.560	8,431,567.560

ELFUN TRUSTS

Fund Name	Share Class	Shares Outstanding	Number of Votes
Elfun Trusts	N/A	45,402,139.946	45,402,139.946

ELFUN INTERNATIONAL EQUITY FUND

Fund Name	Share Class	Shares Outstanding	Number of Votes
Elfun International Equity Fund	N/A	6,721,778.031	6,721,778.031

ELFUN INCOME FUND

Fund Name	Share Class	Shares Outstanding	Number of Votes
Elfun Income Fund	N/A	14,403,508.478	14,403,508.478

ELFUN GOVERNMENT MONEY MARKET FUND

Fund Name	Share Class	Shares Outstanding	Number of Votes
Elfun Government Money Market Fund	N/A	139,408,013.673	139,408,013.673

ELFUN TAX-EXEMPT INCOME FUND

Fund Name	Share Class	Shares Outstanding	Number of Votes
Elfun Tax-Exempt Income Fund	N/A	95,498,479.233	95,498,479.233

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

Fund Name	Share Class	Shares Outstanding	Number of Votes
State Street U.S. Equity V.I.S. Fund	Class 1	400,759.532	400,759.532
State Street S&P 500 Index V.I.S. Fund	Class 1	3,396,685.583	3,396,685.583
State Street Premier Growth Equity V.I.S. Fund	Class 1	256,986.112	256,986.112
State Street Small-Cap Equity V.I.S. Fund	Class 1	1,924,511.148	1,924,511.148
State Street Income V.I.S. Fund	Class 1	942,467.589	942,467.589
State Street Real Estate Securities V.I.S. Fund	Class 1	2,117,031.187	2,117,031.187
State Street Total Return V.I.S. Fund	Class 1	38,532,544.254	38,532,544.254
State Street Total Return V.I.S. Fund	Class 3	27,972,162.502	27,972,162.502

STATE STREET INSTITUTIONAL INVESTMENT TRUST

Fund Name	Share Class	Shares Outstanding	Number of Votes
State Street Equity 500 Index Fund	Admin	420,497.106	420,497.106
State Street Equity 500 Index Fund	R	91,994.897	91,994.897
State Street Equity 500 Index Fund	Service	25,702.588	25,702.588
State Street Equity 500 Index Fund	A	274,899.935	274,899.935
State Street Equity 500 Index Fund	I	135,406.806	135,406.806
State Street Equity 500 Index Fund	K	15,524,097.973	15,524,097.973
State Street Equity 500 Index II Portfolio	Master	25,637,912.035	25,637,912.035
State Street Global All Cap Equity ex-U.S. Index Fund	A	148,583.380	148,583.380
State Street Global All Cap Equity ex-U.S. Index Fund	I	47,403.393	47,403.393
State Street Global All Cap Equity ex-U.S. Index Fund	K	15,854,663.542	15,854,663.542
State Street Global All Cap Equity ex-U.S. Index Portfolio	Master	62,555,411.709	62,555,411.709
State Street Aggregate Bond Index Portfolio	Master	37,826,320.963	37,826,320.963
State Street Aggregate Bond Index Fund	A	155,995.311	155,995.311
State Street Aggregate Bond Index Fund	I	95,888.730	95,888.730
State Street Aggregate Bond Index Fund	K	11,302,062.806	11,302,062.806
State Street Small/Mid Cap Equity Index Fund	A	130,334.532	130,334.532
State Street Small/Mid Cap Equity Index Fund	I	28,776.072	28,776.072
State Street Small/Mid Cap Equity Index Fund	K	1,958,194.748	1,958,194.748
State Street Small/Mid Cap Equity Index Portfolio	Master	8,568,856.803	8,568,856.803
State Street Emerging Markets Equity Index Fund	K	8,983,332.985	8,983,332.985
State Street Balanced Index Fund	K	10,134,819.213	10,134,819.213
State Street Hedged International Developed Equity Index Fund	K	29,273,939.492	29,273,939.492
State Street Target Retirement 2020 Fund	I	327,511.595	327,511.595
State Street Target Retirement 2020 Fund	K	80,057,573.432	80,057,573.432
State Street Target Retirement 2020 Fund	R3	1,059,128.451	1,059,128.451
State Street Target Retirement 2025 Fund	I	818,967.894	818,967.894

Fund Name	Share Class	Shares Outstanding	Number of Votes
State Street Target Retirement 2025 Fund	K	157,587,438.673	157,587,438.673
State Street Target Retirement 2025 Fund	R3	1,099,187.149	1,099,187.149
State Street Target Retirement 2030 Fund	I	1,690,160.442	1,690,160.442
State Street Target Retirement 2030 Fund	K	219,607,326.689	219,607,326.689
State Street Target Retirement 2030 Fund	R3	2,516,994.312	2,516,994.312
State Street Target Retirement 2035 Fund	I	455,266.728	455,266.728
State Street Target Retirement 2035 Fund	K	205,990,537.157	205,990,537.157
State Street Target Retirement 2035 Fund	R3	1,297,094.623	1,297,094.623
State Street Target Retirement 2040 Fund	I	412,355.395	412,355.395
State Street Target Retirement 2040 Fund	K	185,641,330.658	185,641,330.658
State Street Target Retirement 2040 Fund	R3	1,924,048.075	1,924,048.075
State Street Target Retirement 2045 Fund	I	229,404.249	229,404.249
State Street Target Retirement 2045 Fund	K	165,212,889.217	165,212,889.217
State Street Target Retirement 2045 Fund	R3	1,238,067.875	1,238,067.875
State Street Target Retirement 2050 Fund	I	230,425.232	230,425.232
State Street Target Retirement 2050 Fund	K	137,118,963.809	137,118,963.809
State Street Target Retirement 2050 Fund	R3	1,608,651.994	1,608,651.994
State Street Target Retirement 2055 Fund	I	124,328.183	124,328.183
State Street Target Retirement 2055 Fund	K	99,782,933.025	99,782,933.025
State Street Target Retirement 2055 Fund	R3	1,105,217.091	1,105,217.091
State Street Target Retirement 2060 Fund	I	54,361.423	54,361.423
State Street Target Retirement 2060 Fund	K	64,848,933.164	64,848,933.164
State Street Target Retirement 2060 Fund	R3	467,677.932	467,677.932
State Street Target Retirement 2065 Fund	I	8,552.430	8,552.430
State Street Target Retirement 2065 Fund	K	20,600,769.358	20,600,769.358
State Street Target Retirement 2065 Fund	R3	78,332.316	78,332.316
State Street Target Retirement Fund	I	314,721.583	314,721.583
State Street Target Retirement Fund	K	58,312,951.102	58,312,951.102
State Street Target Retirement Fund	R3	397,256.559	397,256.559
State Street Institutional Liquid Reserves Fund	Premier	10,662,289,332.191	10,662,289,332.191
State Street Institutional Liquid Reserves Fund	Investment	6,681.370	6,681.370
State Street Institutional Liquid Reserves Fund	Institutional	339,391,604.632	339,391,604.632
State Street Institutional Liquid Reserves Fund	Investor	66,465,756.910	66,465,756.910
State Street Institutional Liquid Reserves Fund	Admin	286,993,650.224	286,993,650.224
State Street Institutional Liquid Reserves Fund	Trust	414,804,717.471	414,804,717.471
State Street Institutional Liquid Reserves Fund	Opportunity	171,331,167.763	171,331,167.763
State Street Institutional Liquid Reserves Fund	Bancroft	16,141,263.286	16,141,263.286
State Street Institutional U.S. Government Money Market Fund	Premier	142,719,744,602.818	142,719,744,602.818
State Street Institutional U.S. Government Money Market Fund	Investment	273,040,655.024	273,040,655.024
State Street Institutional U.S. Government Money Market Fund	G	4,651,374,892.220	4,651,374,892.220
State Street Institutional U.S. Government Money Market Fund	Institutional	15,842,343,620.400	15,842,343,620.400
State Street Institutional U.S. Government Money Market Fund	Investor	3,601,090,822.470	3,601,090,822.470
State Street Institutional U.S. Government Money Market Fund	Select	51,095,785.290	51,095,785.290
State Street Institutional U.S. Government Money Market Fund	Admin	1,974,793,418.655	1,974,793,418.655

Fund Name	Share Class	Shares Outstanding	Number of Votes
State Street Institutional U.S. Government Money Market Fund	Opportunity	7,365,263,172.180	7,365,263,172.180
State Street Institutional U.S. Government Money Market Fund	Bancroft	119,379,113.770	119,379,113.770
State Street Institutional U.S. Government Money Market Fund	Cabrera	331,978,636.100	331,978,636.100
State Street Institutional U.S. Government Money Market Fund	Blaylock	315,609,304.610	315,609,304.610
State Street Institutional Treasury Money Market Fund	Premier	10,223,854,332.804	10,223,854,332.804
State Street Institutional Treasury Money Market Fund	Investment	253,325,754.370	253,325,754.370
State Street Institutional Treasury Money Market Fund	Institutional	1,131,571,297.620	1,131,571,297.620
State Street Institutional Treasury Money Market Fund	Investor	1,424,920,982.840	1,424,920,982.840
State Street Institutional Treasury Money Market Fund	Admin	5,345,936.380	5,345,936.380
State Street Institutional Treasury Money Market Fund	Opportunity	115,132,181.670	115,132,181.670
State Street Institutional Treasury Money Market Fund	Bancroft	50,000.000	50,000.000
State Street Institutional Treasury Money Market Fund	Cabrera	16,055,354.520	16,055,354.520
State Street Institutional Treasury Plus Money Market Fund	Premier	37,580,152,881.430	37,580,152,881.430
State Street Institutional Treasury Plus Money Market Fund	Investment	10,083,204.220	10,083,204.220
State Street Institutional Treasury Plus Money Market Fund	Institutional	6,944,184,455.990	6,944,184,455.990
State Street Institutional Treasury Plus Money Market Fund	Investor	7,675,412,894.300	7,675,412,894.300
State Street Institutional Treasury Plus Money Market Fund	Admin	3,217,142.904	3,217,142.904
State Street Institutional Treasury Plus Money Market Fund	Trust	2,484,658,511.110	2,484,658,511.110
State Street Institutional Treasury Plus Money Market Fund	Opportunity	449,172,645.060	449,172,645.060
State Street Institutional Treasury Plus Money Market Fund	Bancroft	50,000.000	50,000.000
State Street Institutional Treasury Plus Money Market Fund	Cabrera	39,252,137.930	39,252,137.930
State Street Institutional Treasury Plus Money Market Fund	Blaylock	27,712,375.340	27,712,375.340
State Street Treasury Obligations Money Market Fund	N/A	6,150,295,585.390	6,150,295,585.390
State Street Income Fund	N/A	96,585,844.045	96,585,844.045
State Street U.S. Core Equity Fund	N/A	68,019,984.781	68,019,984.781

STATE STREET NAVIGATOR SECURITIES LENDING TRUST

Fund Name	Share Class	Shares Outstanding	Number of Votes
State Street Navigator Securities Lending Government Money Market Portfolio	N/A	10,066,851,697.950	10,066,851,697.950
State Street Navigator Securities Lending Portfolio I	N/A	831,973,324.670	831,973,324.670
State Street Navigator Securities Lending Portfolio II	N/A	11,921,489,616.330	11,921,489,616.330

STATE STREET MASTER FUNDS

Fund Name	Share Class	Shares Outstanding	Number of Votes
State Street Money Market Portfolio	N/A	11,957,323,210.091	11,957,323,210.091
State Street Treasury Money Market Portfolio	N/A	13,816,996,446.201	13,816,996,446.201
State Street Treasury Plus Money Market Portfolio	N/A	61,356,085,179.472	61,356,085,179.472
State Street U.S. Government Money Market Portfolio	N/A	178,225,554,405.455	178,225,554,405.455
State Street International Developed Equity Index Portfolio	N/A	19,692,445.353	19,692,445.353

SCAN TO VIEW MATERIALS & VOTE w STATE STREET GLOBAL ADVISORS 1 IRON STREET BOSTON, MA 02210 To authorize your proxy by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To authorize your proxy by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V58252-S96797 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY For All Withhold All Except For All To withhold authority to vote for any individual The Board unanimously recommends that you vote “FOR” the Proposal. nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below. 1. To elect the following nominees as Directors of State Street Variable Insurance Series Funds, Inc.: ! ! ! 01) Patrick J. Riley 04) George M. Pereira 02) Donna M. Rapaccioli 05) Mark E. Swanson 03) Margaret K. McLaughlin 06) Jeanne Laporta To transact such other business, not currently contemplated, that may properly come before the Combined Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes. Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on December 6, 2024: The Notice of Special Meeting and Proxy Statement is available at www.proxyvote.com. V58253-S96797 STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC. PROXY FOR A COMBINED SPECIAL MEETING OF SHAREHOLDERS ON DECEMBER 6, 2024 This proxy is solicited by the Board of Directors of State Street Variable Insurance Series Funds, Inc. (the “Company”) for use at a Combined Special Meeting of shareholders of the Company and other mutual funds in the fund complex (the “Combined Special Meeting”) to be held at 1 p.m., local time, on December 6, 2024 at One Iron Street, Boston, Massachusetts 02210. The undersigned hereby appoints Bruce Rosenberg and Ann M. Carpenter, and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Combined Special Meeting and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the Combined Special Meeting, and at any and all adjournments and postponements thereof, on the matter listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the Combined Special Meeting, and at any and all adjournments and postponements thereof. In a case where the undersigned fails to designate a choice on the matter listed on the reverse side of this proxy card, the proxies will vote in favor of the matter at the Combined Special Meeting, and at any and all adjournments and postponements thereof. PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE

SCAN TO VIEW MATERIALS & VOTE w STATE STREET GLOBAL ADVISORS To authorize your proxy by Internet 1 IRON STREET BOSTON, MA 02210 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To authorize your proxy by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V58258-S96801 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY For Withhold For All To withhold authority to vote for any individual Each Board unanimously recommends that you vote “FOR” the Proposal All All Except nominee(s), mark “For All Except” and write the that applies to the Trust it oversees. name(s) of the nominee(s) on the line below. 1. To Elect a Board of Trustees: ! ! ! 01) Patrick J. Riley 04) George M. Pereira 02) Donna M. Rapaccioli 05) Mark E. Swanson 03) Margaret K. McLaughlin 06) Jeanne Laporta To transact such other business, not currently contemplated, that may properly come before the Combined Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes. Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Combined Special Meeting of Shareholders to be Held on December 6, 2024: The Notice of Special Meeting and Proxy Statement is available at www.proxyvote.com. V58259-S96801 Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Tax-Exempt Income Fund, Elfun Trusts, SSGA Mutual Funds, State Street Institutional Investment Trust, State Street Master Funds, State Street Navigator Securities Lending Trust, and State Street Institutional Funds PROXY FOR A COMBINED SPECIAL MEETING OF SHAREHOLDERS ON DECEMBER 6, 2024 This proxy is solicited by the Boards of Trustees for use at a Combined Special Meeting of shareholders of multiple funds for which SSGA Funds Management, Inc. serves as investment adviser (the “Combined Special Meeting”) to be held at 1 p.m., local time, on December 6, 2024 at One Iron Street, Boston, Massachusetts 02210. The undersigned hereby appoints Bruce Rosenberg and Ann M. Carpenter, and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Combined Special Meeting and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the Combined Special Meeting, and at any and all adjournments and postponements thereof, on the matter listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the Combined Special Meeting, and at any and all adjournments and postponements thereof. In a case where the undersigned fails to designate a choice on the matter listed on the reverse side of this proxy card, the proxies will vote in favor of the matter at the Combined Special Meeting, and at any and all adjournments and postponements thereof. PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE

Your Vote Counts! SSGA MUTUAL FUNDS 2024 Combined Special Meeting Vote by December 5, 2024 11:59 PM ET STATE STREET GLOBAL ADVISORS 1 IRON STREET BOSTON, MA 02210 V58268-S96801 You invested in SSGA MUTUAL FUNDS and it’s time to vote! You have the right to vote on proposals being presented at the Combined Special Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on December 6, 2024. Get informed before you vote View the Notice of Special Meeting and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by making a request prior to November 22, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote in Person at the Meeting* Point your camera here and December 6, 2024 1 p.m., local time vote without entering a control number One Iron Street Boston, Massachusetts 02210 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposal being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote this important matter. Board Voting Items Recommends 1. To Elect a Board of Trustees/Directors: 01) Patrick J. Riley 04) George M. Pereira For 02) Donna M. Rapaccioli 05) Mark E. Swanson 03) Margaret K. McLaughlin 06) Jeanne Laporta To transact such other business, not currently contemplated, that may properly come before the Combined Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V58269-S96801

SCAN TO VIEW MATERIALS & VOTE w PROXY TABULATOR P.O. BOX 9112 THREE EASY WAYS TO VOTE YOUR PROXY FARMINGDALE, NY 11735 To vote by Internet 1) Read the Proxy Statement and have the Voting Instruction Card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the Voting Instruction Card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the Voting Instruction Card below. 3) Sign and date the Voting Instruction Card. 4) Return the Voting Instruction Card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V58659-Z88714 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY For All Withhold All Except For All To withhold authority to vote for any individual The Board unanimously recommends that you vote “FOR” the Proposal. nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below. 1. To elect the following nominees as Directors of State Street Variable Insurance Series Funds, Inc.: ! ! ! 01) Patrick J. Riley 04) George M. Pereira 02) Donna M. Rapaccioli 05) Mark E. Swanson 03) Margaret K. McLaughlin 06) Jeanne Laporta To transact such other business, not currently contemplated, that may properly come before the Combined Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes. Note: Please sign exactly as your name(s) appear(s) on this Voting Instruction Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on December 6, 2024: The Notice of Combined Special Meeting and Proxy Statement is available at www.proxyvote.com. V58660-Z88714 STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC. PROXY FOR A COMBINED SPECIAL MEETING OF SHAREHOLDERS ON DECEMBER 6, 2024 The undersigned hereby appoints the Company mentioned on the reverse side of this Voting Instruction Card and hereby authorizes them to represent and to vote, as designated on the reverse, at the Combined Special Meeting of Shareholders to be held on December 6, 2024, and at any adjournments thereof, all shares of the Fund attributable to his or her contract or interest therein as directed on the reverse side of this Card. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE PROPOSAL. If you fail to return this Voting Instruction Card, depending on the separate account, the Company will either not vote all shares attributable to the account value, or will vote all shares attributable to the account value in proportion to all voting instructions for the Fund actually received from contract holders in the separate account. PLEASE DATE AND SIGN NAME OR NAMES AS PRINTED ON THE REVERSE SIDE TO AUTHORIZE THE VOTING OF THE SHARES AS INDICATED. IF SIGNING AS A REPRESENTATIVE, PLEASE INCLUDE CAPACITY. PLEASE SIGN AND DATE ON THE REVERSE SIDE